Exhibit 4.5.1

                                                                 CONFORMED COPY

               THIRD AMENDED AND RESTATED FUNDING DEED OF CHARGE

                              DATED 28 MARCH 2007

                            HOLMES FUNDING LIMITED
                                      AND
                         HOLMES FINANCING (NO. 1) PLC
                                      AND
                         HOLMES FINANCING (NO. 2) PLC
                                      AND
                         HOLMES FINANCING (NO. 3) PLC
                                      AND
                         HOLMES FINANCING (NO. 4) PLC
                                      AND
                         HOLMES FINANCING (NO. 5) PLC
                                      AND
                         HOLMES FINANCING (NO. 6) PLC
                                      AND
                         HOLMES FINANCING (NO. 7) PLC
                                      AND
                         HOLMES FINANCING (NO. 8) PLC
                                      AND
                         HOLMES FINANCING (NO. 9) PLC
                                      AND
                         HOLMES FINANCING (NO. 10) PLC
                                      AND
                           HOLMES MASTER ISSUER PLC
                                      AND
                              ABBEY NATIONAL PLC
                                      AND
                     ABBEY NATIONAL TREASURY SERVICES PLC
                                      AND
                 WILMINGTON TRUST SP SERVICES (LONDON) LIMITED
                                      AND
                   JPMORGAN CHASE BANK, N.A., LONDON BRANCH
                                      AND
                    BNY CORPORATE TRUSTEE SERVICES LIMITED
                                      AND
                            HOLMES TRUSTEES LIMITED

                                   CONTENTS

CLAUSE                                                                     PAGE

1.       Interpretation.......................................................5
2.       Covenant To Pay Funding Secured Obligations And Discharge Secured
         Liabilities..........................................................5
3.       Funding Security.....................................................6
4.       Release Of Funding Charged Property..................................8
5.       Continuance of Security..............................................9
6.       Declaration of Trust................................................10
7.       Funding's Share of Mortgages Trust and Related Matters..............10
8.       Upon Enforcement....................................................12
9.       Exercise of Certain Rights..........................................14
10.      General Covenants and Warranties....................................16
11.      Security Trustee and Events of Default..............................18
12.      Security Trustee's Powers...........................................18
13.      Receiver............................................................20
14.      Protection of Third Parties.........................................24
15.      Protection of Security Trustee and Receiver.........................24
16.      Expenses and Indemnity..............................................25
17.      Protection of Charges...............................................26
18.      Crystallisation.....................................................26
19.      Power of attorney, etc..............................................27
20.      Other security, etc.................................................28
21.      Avoidance of Payments...............................................29
22.      Set-Off.............................................................29
23.      Execution of Documents..............................................30
24.      Provisions Supplemental to the Trustee Act 1925.....................30
25.      Supplemental Provisions Regarding the Security Trustee..............34
26.      Remuneration of the Security Trustee................................36
27.      Appointment of New Security Trustee and Removal of Security Trustee.38
28.      Retirement of Security Trustee......................................39
29.      Trust Indenture Act Prevails........................................39
30.      Notices and Demands.................................................39
31.      Further Provisions..................................................41
32.      Choice of Law.......................................................43

SCHEDULE

1.       Form of Security Power of Attorney..................................53
2.       Form of Accession Undertaking.......................................55
3.       Funding Priority of Payments........................................69

THIS THIRD AMENDED AND RESTATED DEED OF CHARGE is made on 28 March 2007

BETWEEN:

(1) HOLMES FUNDING LIMITED (registered in England and Wales No. 3982428) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (FUNDING);

(2) HOLMES FINANCING (NO. 1) PLC (registered in England and Wales No. 3946294) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place,, London NW1 3AN (the FIRST ISSUER);

(3) HOLMES FINANCING (NO. 2) PLC (registered in England and Wales No. 4056122) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the SECOND ISSUER);

(4) HOLMES FINANCING (NO. 3) PLC (registered in England and Wales No. 4154576) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the THIRD ISSUER);

(5) HOLMES FINANCING (NO. 4) PLC (registered in England and Wales No. 4167953) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FOURTH ISSUER);

(6) HOLMES FINANCING (NO. 5) PLC (registered in England and Wales No. 4258785) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FIFTH ISSUER);

(7) HOLMES FINANCING (NO. 6) PLC (registered in England and Wales No. 4359738) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the SIXTH ISSUER);

(8) HOLMES FINANCING (NO. 7) PLC (registered in England and Wales No. 4645659) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the SEVENTH ISSUER);

(9) HOLMES FINANCING (NO. 8) PLC (registered in England and Wales No. 499222) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the EIGHTH ISSUER);

(10) HOLMES FINANCING (NO. 9) PLC (registered in England and Wales No. 5115696) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the NINTH ISSUER);

(11) HOLMES FINANCING (NO. 10) PLC (registered in England and Wales No. 5865155) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the TENTH ISSUER);

(12) HOLMES MASTER ISSUER PLC (registered in England and Wales No. 5953811) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MASTER ISSUER);

(13) HOLMES TRUSTEES LIMITED (registered in England and Wales No. 3982431) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MORTGAGES TRUSTEE);

(14) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN in its capacity as seller under the Mortgage Sale Agreement (the SELLER);

(15) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN in its capacity as cash manager under the Cash Management Agreement (the CASH MANAGER, which expression shall include such person and all other persons for the time being acting as the cash manager or cash managers pursuant to the Cash Management Agreement);

(16) ABBEY NATIONAL PLC, acting through its office at 21 Prescot Street, London E1 8AD in its capacity as GIC provider to Funding under the Funding GIC Account Agreement (the FUNDING GIC PROVIDER, which expression shall include such person and all other persons for the time being acting as the GIC provider or GIC providers to Funding pursuant to the Funding GIC Account Agreement);

(17) ABBEY NATIONAL PLC, acting through its office at 21 Prescot Street, London E1 8AD in its capacity as account bank under the Bank Account Agreement (the ACCOUNT BANK, which expression shall include such person and all other persons for the time being acting as the account bank or account banks to Funding pursuant to the Bank Account Agreement);

(18) ABBEY NATIONAL TREASURY SERVICES PLC acting through its office at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FUNDING SWAP PROVIDER, which expression shall include such person and all other persons for the time being acting as the variable rate swap provider or providers and/or as the tracker rate swap provider or providers and/or as the fixed floating rate swap provider or providers pursuant to the Funding Swap Agreement);

(19) WILMINGTON TRUST SP SERVICES (LONDON) LIMITED (formerly known as SPV Management Limited) (registered in England and Wales No. 2548079) whose registered office is at Tower 42, Level 11, International Financial Centre, 25 Old Broad Street, London EC2N 1HQ (the CORPORATE SERVICES PROVIDER, which expression shall include such person and all other persons for the time being acting as the corporate service provider or corporate service providers pursuant to the Corporate Services Agreement);

(20) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN as the new start-up loan provider pursuant to the First Start-up Loan Agreement made on 26th July, 2000 with Funding and the Security Trustee and a deed of novation made on 15th January, 2003 (the FIRST START-UP LOAN PROVIDER), as the new start-up loan provider pursuant to the Start-up Loan Agreement made on 29th November, 2000 with Funding and the Security Trustee and a deed of novation made on 15th January, 2003 (the SECOND START-UP LOAN PROVIDER), as start-up loan provider pursuant to the Third Start-up Loan Agreement made on 23rd May, 2001 with Funding and the Security Trustee (the THIRD START-UP LOAN PROVIDER), as start-up loan provider pursuant to the Fourth Start-up Loan Agreement made on 5th July, 2001 with Funding and the Security Trustee (the FOURTH START-UP LOAN PROVIDER), as start-up loan provider to Funding pursuant to the Fifth Start-up Loan Agreement (the FIFTH START-UP LOAN PROVIDER), as start-up loan provider to Funding pursuant to the Sixth Start-up Loan Agreement (the SIXTH START-UP LOAN PROVIDER), as start-up loan provider to Funding pursuant to the Seventh Start-up Loan Agreement made on 26th March, 2003 with Funding and the Security Trustee (the SEVENTH START UP LOAN PROVIDER), as start-up loan provider to Funding pursuant to the Eighth Start-up Loan Agreement made on the Eighth Issuer Closing Date with Funding and the Security Trustee (the EIGHTH START-UP LOAN PROVIDER) and as start-up loan provider to Funding pursuant to the Issue 2007-1 Start-up Loan Agreement made on the 2007-1 Closing Date with Funding and the Security Trustee (the ISSUE 2007-1 START-UP LOAN PROVIDER), which expression shall respectively include such person or all other persons for the time being acting as start-up loan provider pursuant to the Third Start-up Loan Agreement, as start-up loan provider pursuant to the Fourth Start-up Loan Agreement, as start-up loan provider pursuant to the Fifth Start-up Loan Agreement, as start-up loan provider pursuant to the Sixth Start-up Loan Agreement, as start-up loan provider pursuant to the Seventh Start-up Loan Agreement, as start-up loan provider pursuant to the Eighth Start-up Loan Agreement or as start-up loan provider pursuant to the Issue 2007-1 Start-up Loan Agreement;

(21) JPMORGAN CHASE BANK, N.A., LONDON BRANCH whose principal office is at Trinity Tower, 9 Thomas More Street, London E1W 1YT (the SECURITY TRUSTEE, which expression shall include such person and all other persons for the time being acting as the security trustee or security trustees pursuant to this Deed); and

(22) BNY CORPORATE TRUSTEE SERVICES LIMITED whose principal office is at 40th Floor, One Canada Square, London E14 5AL (BNY).

WHEREAS:

(A) Pursuant to the terms of the First Issuer Intercompany Loan Agreement, the First Issuer has agreed to make available the First Issuer Term Advances by way of term loans, upon and subject to the terms thereof.

(B) The Seller has agreed to assign the Initial Portfolio to the Mortgages Trustee (as trustee for the Seller and Funding) pursuant to the Mortgage Sale Agreement to be held on the terms of the Mortgages Trust Deed. The Seller may assign New Portfolios to the Mortgages Trustee after the Initial Closing Date. The consideration for such assignments includes payment of Deferred Consideration to the Seller by Funding.

(C) The Cash Manager has agreed to provide certain cash management services to Funding on the terms set out in the Cash Management Agreement.

(D) The Account Bank has agreed to provide certain banking services to Funding on the terms set out in the Bank Account Agreement.

(E) The Funding Swap Provider has agreed to provide a hedge against the possible variance between the Mortgages Trustee SVR payable on the Variable Rate Loans, the fixed rates of interest payable on the Fixed Rate Loans and the rates of interest payable on the Tracker Loans and a LIBOR based rate for three-month sterling deposits on the terms set out in the Funding Swap Agreement.

(F) The Corporate Services Provider has agreed to provide certain corporate services to Funding on the terms set out in the Corporate Services Agreement.

(G) Pursuant to a deed of novation dated 15th January, 2003 made between the Original First Start-up Loan Provider, the First Start-up Loan Provider, Funding and the Security Trustee, the Original First Start-up Loan Provider has novated the First Start-up Loan to the First Start-up Loan Provider. Pursuant to a deed of novation dated 15th January, 2003 made between the Original Second Start-up Loan Provider, the Second Start-up Loan Provider, Funding and the Security Trustee, the Original Second Start-up Loan Provider has novated the Second Start-up Loan to the Second Start-up Loan Provider. Accordingly, the Original First Start-up Loan Provider and the Original Second Start-up Loan Provider have agreed to cease to be parties to the Funding Deed of Charge.

(H) The Funding Liquidity Facility Agreement dated 26th July, 2000 (as amended) has been terminated in accordance with the terms thereof and, therefore, the Royal Bank of Scotland plc, as the liquidity facility provider pursuant to such agreement, has ceased to be a party to the Funding Deed of Charge.

(I) Funding has agreed to provide security in respect of Funding's obligations under the Funding Agreements to which it is a party and under any New Intercompany Loan Agreement and associated agreements, subject to and in accordance with the terms thereof and hereof.

(J) Funding has agreed to provide the Security Trustee with the benefit of the security described in this Deed to secure Funding's obligations under the Funding Agreements, upon and subject to the terms hereof. The Security Trustee shall hold such security on trust for the benefit of the Funding Secured Creditors.

(K) Pursuant to the terms of the First Issuer Deed of Charge, the First Issuer will grant security to the Security Trustee (as Security Trustee for the First Issuer Secured Creditors) in and to all of its right, title, interest and benefit, present and future, under this Deed to secure the First Issuer's obligations to the First Issuer Secured Creditors upon and subject to the terms thereof.

(L) On 29th November, 2000, the Second Issuer and the Second Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the First Deed of Accession to the Funding Deed of Charge.

(M) On 23rd May, 2001, the Third Issuer and the Third Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the Second Deed of Accession to the Funding Deed of Charge.

(N) On 5th July, 2001, the Fourth Issuer and the Fourth Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the Third Deed of Accession to the Funding Deed of Charge.

(O) On 8th November, 2001, the Fifth Issuer and the Fifth Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the Fourth Deed of Accession to the Funding Deed of Charge.

(P) On 7th November, 2002, the Sixth Issuer and the Sixth Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the Amended and Restated Funding Deed of Charge.

(Q) On 26th March. 2003, the Seventh Issuer and the Seventh Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the Fifth Deed of Accession to the Funding Deed of Charge.

(R) On 1st April, 2004, the Eighth Issuer and the Eighth Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the Sixth Deed of Accession to the Funding Deed of Charge.

(S) On 8th December, 2005, the Ninth Issuer acceded to the Funding Deed of Charge pursuant to the Seventh Deed of Accession to the Funding Deed of Charge.

(T) On 8th August, 2006, the Tenth Issuer acceded to the Funding Deed of Charge pursuant to the Eighth Deed of Accession to the Funding Deed of Charge.

(U) Pursuant to the terms of an intercompany loan agreement dated 28 November 2006 made between Funding and the Master Issuer (the MASTER ISSUER INTERCOMPANY LOAN AGREEMENT), the Master Issuer has agreed to make loans to Funding and Funding has agreed to secure its liabilities to the Master Issuer thereunder pursuant to the Funding Deed of Charge.

(V) On 28 November 2006, the Master Issuer acceded to the provisions of the Funding Deed of Charge pursuant to the Second Amended and Restated Funding Deed of Charge.

(W) The Seller may assign New Portfolios to the Mortgages Trustee which may include Scottish Loans and their Related Security.

(X) The Funding Secured Creditors have agreed to amend and restate the terms of the Funding Deed of Charge as set out herein.

(Y) On 28 November 2006, the Mortgages Trustee acceded to the provisions of the Funding Deed of Charge pursuant to the Second Amended and Restated Funding Deed of Charge for the purposes of acknowledging intimation to it of the charging of the Funding Share of the Trust Property.

NOW THIS DEED WITNESSES AS FOLLOWS:

1.       INTERPRETATION

1.1      DEFINITIONS

         The Further Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on 28 March 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Further Amended and Restated Master Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Further Amended and Restated Master Definitions and Construction Schedule.

1.2      CONSTRUCTION

         In this Deed, except where the context otherwise requires:

         (a) the terms of the First Issuer Intercompany Loan Agreement, the Further Amended and Restated Master Definitions and Construction Schedule and of any agreement in existence at the date hereof between the parties hereto in relation to any such documents are incorporated in this Deed to the extent required to ensure that any proposed disposition of the Funding Charged Property contained in this Deed is a valid disposition in accordance with Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989;

         (b) if the Security Trustee (acting reasonably) considers that an amount paid by Funding to a Funding Secured Creditor and/or the Security Trustee and/or the Receiver under or pursuant to the Funding Agreements or this Deed is capable of being avoided or otherwise set aside on the liquidation or administration of Funding or otherwise and that there is a reasonable prospect of such liquidation or administration occurring and of such payment being so avoided or set aside, then that amount shall not be considered to have been irrevocably paid for the purposes of this Deed; and

         (c) a reference in this Deed to any property, assets, undertakings or rights includes, unless the context otherwise requires, present and future property, assets, undertakings or rights.

2.       COVENANT TO PAY FUNDING SECURED OBLIGATIONS AND DISCHARGE SECURED
         LIABILITIES

         Funding covenants with and undertakes to the Security Trustee as trustee for the Funding Secured Creditors that it will, subject to the provisions of the Funding Agreements:

         (a) duly and punctually pay and discharge all monies and liabilities whatsoever which now are or at any time hereafter may (whether before or after demand) become due and payable to the Security Trustee (whether for its own account or as trustee for the Funding Secured Creditors) or any of the other Funding Secured Creditors by Funding, whether actually or contingently, under this Deed or any other of the Funding Agreements; and

         (b) observe, perform and satisfy all its other obligations and liabilities under this Deed and/or any of the Funding Agreements.

3.       FUNDING SECURITY

3.1      TRUST PROPERTY

         Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), hereby charges and assigns by way of security to the Security Trustee all of its right, title and interest in, to and under the Funding Share of the Trust Property (including without limitation all Scottish Trust Property, present and future, comprised therein), including all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by it thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof, and all of its right, title and interest in, to and under the trusts declared and created pursuant to the Mortgages Trust Deed, TO HOLD the same unto the Security Trustee absolutely.

3.2      CONTRACTUAL RIGHTS

         Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), hereby assigns by way of security to the Security Trustee all of its right, title, benefit and interest in, to and under the Funding Agreements (other than this Deed) including all rights to receive payment of any amounts which may become payable to it thereunder and all payments received by it thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof, TO HOLD the same unto the Security Trustee absolutely.

3.3      ACCOUNTS

         Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), hereby charges by way of first fixed charge in favour of the Security Trustee all of its rights, interest and benefit, present and future, in and to all monies now or at any time hereafter standing to the credit of:

         (a)     the Funding GIC Account; and

         (b)     the Funding Transaction Account,

         and the debts represented by them together with all rights relating or attached thereto (including the right to interest), TO HOLD the same unto the Security Trustee absolutely.

3.4      AUTHORISED INVESTMENTS

         Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), hereby charges by way of security to the Security Trustee all of its right, title and interest in, to and under any Authorised Investment purchased using monies standing to the credit of the Funding Bank Accounts for the time being owned by it and all rights in respect of or ancillary to such Authorised Investments, TO HOLD the same unto the Security Trustee absolutely.

3.5      FLOATING CHARGE

         (a) Funding, by way of first floating security for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property), hereby charges by way of first floating charge in favour of the Security Trustee the whole of its undertaking and all its property, assets and rights, whatsoever and wheresoever, both present and future other than any property or assets from time to time or for the time being the subject of fixed charges pursuant to Clauses 3.1 to 3.4 (inclusive) or otherwise effectively assigned by way of security (but excepting from the foregoing exclusion the whole undertaking, property, assets and rights of Funding situated in or governed by the law of Scotland, all of which are charged by the floating charge hereby created).

         (b) The floating charge created by paragraph (a) above is a qualifying floating charge for the purpose of paragraph 14 of Schedule B1 of the Insolvency Act 1986 and accordingly paragraph 14 of Schedule B1 of the Insolvency Act 1986 is applicable to the floating charge.

3.6      TITLE GUARANTEE

         Each of the dispositions of or charges over property effected in or pursuant to Clauses 3.1 to 3.5 (inclusive) is made with full title guarantee (or, in relation to any rights or assets situated in or governed by the law of Scotland, with absolute warrandice).

3.7      NOTICE AND ACKNOWLEDGEMENT

         The execution of this Deed by each Funding Secured Creditor shall constitute notice to each of them of the assignment of all Funding's right, title, interest and benefit present and future in, to and under the agreements referred to in Clause 3.2 (Contractual rights) and the execution of this Deed by each of the Funding Secured Creditors shall constitute an express acknowledgement by each of them of such conveyances, transfers, charges and assignments and other security interests made or granted by the foregoing provisions of this Clause 3 (Funding Security) and Clause 2 (Covenant to pay Funding Secured Obligations and Discharge Secured Liabilities) and each of the Funding Secured Creditors undertakes to the Security Trustee not to do anything inconsistent with the security given under or pursuant to this Deed or knowingly to prejudice the encumbrances in favour of the Security Trustee constituted hereunder or the Funding Charged Property provided that, without prejudice to Clause 9 (Exercise of Certain Rights), nothing herein shall be construed as limiting the rights of any of the Funding Secured Creditors exercisable in accordance with and subject to the terms of any of the Transaction Documents.

3.8      INTIMATION TO MORTGAGES TRUSTEE

         Funding hereby intimates and gives notice to the Mortgages Trustee as trustee under and in terms of the Mortgages Trust of the assignation in security made in terms of Clause 3.1 (Trust Property) and the Mortgages Trustee by its execution of this Deed as such trustee immediately subsequent to the execution hereof by Funding consents to such assignation and acknowledges such intimation and notification thereof and confirms that as at the date hereof it has received no intimation of any other dealing with the Funding Share of the Trust Property or any part thereof except in accordance with the terms of the Transaction Documents.

3.9      SECURITY TRUSTEE'S DISCRETION

         Subject to Clause 25.2 (Delegation), without prejudice to the rights of the Security Trustee after the security created under this Deed has become enforceable, Funding hereby authorises the Security Trustee, prior to the security created by this Deed becoming enforceable, to exercise, or refrain from exercising, all rights, powers, authorities, discretions and remedies of Funding under or in respect of the Funding Agreements referred to in Clause 3.2 (Contractual Rights) in such manner as in its absolute discretion it shall think fit. For the avoidance of doubt, the Security Trustee shall not be required to have regard to the interests of Funding in the exercise or non-exercise of any such rights, powers, authorities, discretions and remedies or to comply with any direction given by Funding in relation thereto.

3.10     RESIGNATION AND APPOINTMENT OF SECURITY TRUSTEE

         (a) BNY wishes to resign it its capacity as security trustee under the Funding Transaction Documents and transfer and assign all of its duties, obligations, rights, title, interest and benefit under the Funding Transaction Documents (including, without limitation, the benefit of all the Funding Security) to the Security Trustee;

         (b) Funding, the Mortgages Trustee and the Funding Secured Creditors wish to appoint the Security Trustee as security trustee under the Funding Transaction Documents and the Security Trustee wishes to accept such appointment;

         (c) Funding, the Mortgages Trustee and the Funding Secured Creditors accept the resignation of BNY as retiring security trustee under the Funding Transaction Documents and the appointment of the Security Trustee as security trustee under the Funding Transaction Documents; and

         BNY assigns and transfers all of its duties, obligations, rights, title, interest and benefit as security trustee under the Funding Transaction Documents (including, without limitation, the benefit of all the Funding Security) to the Security Trustee and the Security Trustee accepts such assignment and transfer and the Security Trustee agrees to be bound by and be subject to all the provisions of the Funding Transaction Documents that are applicable to the Security Trustee. Funding, the Mortgages Trustee and the Funding Secured Creditors acknowledge the appointment of the Security Trustee as security trustee under the Funding Transaction Documents.

4.       RELEASE OF FUNDING CHARGED PROPERTY

4.1 RELEASE, REASSIGN OR DISCHARGE ON PAYMENT OR DISCHARGE OF FUNDING SECURED OBLIGATIONS

         On the irrevocable and unconditional payment or discharge (or any combination of the foregoing) of all the Funding Secured Obligations, the Security Trustee shall at the request and cost of Funding release, reassign or discharge all the relevant Funding Charged Property to, or to the order of, Funding.

4.2      DISPOSAL OF AUTHORISED INVESTMENTS

         On the making at any time by the Cash Manager on behalf of Funding of a disposal of any Authorised Investment charged pursuant to Clause 3.4 (Authorised Investments), the Security Trustee shall, if so requested by and at the sole cost and expense (on an indemnity basis) of Funding, but without being responsible for any loss, costs, claims or liabilities whatsoever occasioned by so acting upon such request, release, reassign or discharge from the encumbrances constituted by or pursuant to this Deed the relevant Authorised Investments, provided that in the case of a disposal of an Authorised Investment, the proceeds of such disposal are paid by Funding into the Funding Bank Account from which the monies to make such Authorised Investment were originally drawn, subject to and in accordance with the provisions of the Funding Guaranteed Investment Contract, the Cash Management Agreement and this Deed.

5.       CONTINUANCE OF SECURITY

5.1      CONTINUING SECURITY

         Without prejudice to the generality of Clause 2 (Covenant to Pay Funding Secured Obligations and Discharge Secured Liabilities), the charges and assignments contained in or granted pursuant to this Deed:

         (a) shall be without prejudice and in addition to any other security whatsoever which may be held by the Funding Secured Creditors or the Security Trustee on behalf of the Funding Secured Creditors from Funding or any other person for or in respect of the whole or part of the Funding Secured Obligations;

         (b) shall remain in force as continuing security for the Funding Secured Creditors notwithstanding any settlement of account or the existence at any time of a credit balance on any current or other account or any other act, event or matter whatsoever; and

         (c) are made for securing future Term Advances made by the Master Issuer and New Term Advances made by any New Issuer and Funding's obligations that may arise from time to time to any person (other than the First Issuer but including, without limitation, a New Funding Swap Provider or a New Start-up Loan Provider) who (subject to the terms of the Transaction Documents) has delivered a duly completed Accession Undertaking to the Security Trustee in accordance with Clause
                 5.5 (New Intercompany Loans) hereof, but not otherwise.

5.2      ACKNOWLEDGEMENT

         Funding hereby acknowledges the assignments, charges and other security interests made or granted by the foregoing provisions of this Deed and undertakes to the Security Trustee not to do anything inconsistent with the security given under or pursuant to this Deed or knowingly to prejudice the security granted to the Security Trustee pursuant to this Deed or the Funding Charged Property or the Security Trustee's interest therein.

5.3      DISCRETIONARY ENFORCEMENT

         Subject to the provisions of this Deed including, for the avoidance of doubt, Clause 5.4 (Mandatory Enforcement), the Security Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against, or in relation to, Funding or any other party to any of the Funding Agreements to enforce their obligations under any of the Funding Agreements. Subject to the provisions of this Deed, at any time following service of an Intercompany Loan Enforcement Notice which has not been withdrawn, the Security Trustee may, at its discretion and without notice, take such steps as it may think fit to enforce the security created pursuant to this Deed.

5.4      MANDATORY ENFORCEMENT

         The Security Trustee shall not, and shall not be bound to, take any proceedings, actions or steps under or in connection with any of the Transaction Documents (including, without limitation, any steps to enforce the security constituted by this Deed) unless:

         (a)     (i)     it shall have been directed to do so by the relevant
                         Issuers whose Term Advance(s) has or have the highest
                         Term Advance Rating (the PRINCIPAL ISSUERS and the
                         PRINCIPAL TERM ADVANCES respectively); provided that, if there is a conflict between the directions of the Principal Issuers, then the directions of those Principal Issuers (x) who have given the same directions and (y) the aggregate principal amount outstanding of whose Principal Term Advances is greater than the aggregate principal amount outstanding of the Principal Term Advances of the other Principal Issuers who have given other directions; or

                 (ii) if there are no Term Advances outstanding, it shall have been directed to do so by the Funding Secured Creditor who ranks highest in the order or priority of payments set out in Clause 8.4 (Priorities of Payment
                         - After Service of an Intercompany Loan Enforcement Notice); or

                 (iii) it is required to do so under any express provision of this Deed; and

         (b) it shall have been indemnified to its satisfaction against all liabilities, actions, proceedings, claims and demands to which it may be or become liable and all costs, charges, damages and expenses which may be incurred by it in connection therewith, and the terms of such indemnity may include the provision of a fighting fund, non recourse loan or other similar arrangement.

5.5      NEW INTERCOMPANY LOANS

         If Funding intends to enter into a New Intercompany Loan Agreement, then as a condition precedent thereto the relevant New Issuer, together with other relevant creditors (as determined by the Security Trustee) including any New Funding Swap Provider and any New Start-Up Loan Provider shall accede to the terms of this Deed by executing an Accession Undertaking in the form set out in Schedule 2 (Accession Undertaking) to this Deed.

6.       DECLARATION OF TRUST

         Each of the Funding Secured Creditors declares the Security Trustee, and the Security Trustee hereby declares itself, trustee of all the covenants, undertakings, charges, assignments and other Security Interests made or given to it or to be made or given to it under or pursuant to the Funding Agreements and any Accession Undertaking for the Funding Secured Creditors, upon and subject to the terms and conditions of this Deed.

7.       FUNDING'S SHARE OF MORTGAGES TRUST AND RELATED MATTERS

7.1      FUNDING BANK ACCOUNTS

         At all times during the subsistence of the Funding Security, Funding shall:

         (a) save as otherwise provided in the Funding Agreements or unless the Security Trustee otherwise agrees in writing (and then only on such terms and in such manner as the Security Trustee may require) procure that the Funding Share Percentage of the Mortgages Trustee

                 Available Revenue Receipts and any distribution of Principal Receipts to Funding under the Mortgages Trust shall be paid into the Funding GIC Account; and

         (b) not be entitled to withdraw or transfer from the Funding GIC Account any monies standing to the credit thereof or direct any payment to be made therefrom to any person without the Security Trustee's prior written consent.

7.2      WITHDRAWALS FROM FUNDING GIC ACCOUNT; AUTHORISED INVESTMENTS

(a) Funding covenants with the Security Trustee that the amounts standing to the credit of the Funding GIC Account may only be withdrawn in accordance with this Clause 7.

(b) On any day during an Interest Period but prior to the issue of an Intercompany Loan Enforcement Notice, the Security Trustee shall consent to the transfer by the Cash Manager of monies from the Funding GIC Account to the Funding Transaction Account, only where such monies are to be applied to meet any amounts then due and payable by Funding or the Issuer to third parties, the Account Bank or the Issuer Account Bank in accordance with items (a)(ii), (a)(iii) and (c) of the Funding Pre-Enforcement Revenue Priority of Payments.

(c) On each Interest Payment Date prior to the issue of an Intercompany Loan Enforcement Notice, the Security Trustee shall consent to the transfer from the Funding GIC Account to the Funding Transaction Account of such amounts of Funding Available Principal Receipts and Funding Available Revenue Receipts as may be necessary on such date to be applied to meet Funding's payment obligations in accordance with the Funding Pre-Enforcement Revenue Priority of Payments and the relevant Funding Principal Priorities of Payments (as the same may be amended or varied from time to time).

(d) The Cash Manager may, prior to the service of an Intercompany Loan Enforcement Notice, make withdrawals from the relevant Funding Bank Account for the purposes of acquiring Authorised Investments. All amounts received in respect of the Authorised Investments (including earnings thereon) shall be deposited into the relevant Funding Bank Account from which they were originally drawn.

7.3      APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS

         On each Interest Payment Date prior to the service of an Intercompany Loan Enforcement Notice, the Security Trustee hereby authorises Funding or the Cash Manager in its place to make withdrawals of Funding Available Principal Revenues standing to the credit of the Funding Transaction Account and to apply such monies to repay principal due and payable by Funding under the Intercompany Loans in accordance with the provision set out in Part II of Schedule 3 hereto.

7.4      APPLICATION OF FUNDING AVAILABLE REVENUE RECEIPTS

         On each Interest Payment Date prior to the service of an Intercompany Loan Enforcement Notice, the Security Trustee hereby authorises Funding or the Cash Manager in its place to withdraw Funding Available Revenue Receipts from the Funding Transaction Account and to apply such monies in accordance with the Funding Pre-Enforcement Revenue Priority of Payments set out in Part I of Schedule 3 to this Deed.

7.5 APPLICATION OF FUNDING REVENUE RECEIPTS AND FUNDING PRINCIPAL RECEIPTS FOLLOWING ENTRY INTO A NEW INTERCOMPANY LOAN

(a) Without prejudice to the provisions of paragraph (b) of this Clause 7.5, if any New Term Advances under any New Intercompany Loan Agreements are made available by any New Issuer to Funding in accordance with the terms of the Transaction Documents, then the parties to this Deed, together with any person (including any New Issuer, any New Swap Provider and any New Start-up Loan Provider) entering into an Accession Undertaking shall set out the new Funding Priority of Payments accordingly in a schedule to the Accession Undertaking. The new Funding Priority of Payments so amended shall supersede those set out in Part I, Part II and Part III of Schedule 3 to this Deed.

(b) If any New Term Advances under any New Intercompany Loan Agreements are made available by any New Issuer to Funding in accordance with the terms of the Transaction Documents, then, subject to the terms of this Deed and the relevant Scheduled Repayment Dates and permitted repayment dates of the Term Advances and the New Term Advances, the Funding Available Principal Receipts and Funding Available Revenue Receipts will be applied (after making payment ranking higher in the relevant Funding Priority of Payments to meet the revenue and principal repayments due first on the Term Advances with the highest Term Advance Rating, and thereafter on the Term Advances with the next highest Term Advance Rating, and so on, down to the Term Advances with the lowest Term Advance Rating.

8.       UPON ENFORCEMENT

8.1      PRIOR NOTIFICATION

         The Security Trustee shall, if reasonably practicable, give prior notification to the Seller of the Security Trustee's intention to enforce the security created by this Deed. However, the failure of the Security Trustee to provide such notification shall not prejudice the ability of the Security Trustee to enforce the security created by this Deed.

8.2      SERVICE OF INTERCOMPANY LOAN ENFORCEMENT NOTICE

         Subject to the provisions of the Transaction Documents (including, without limitation, Clause 14.10 (Acceleration) of the Intercompany Loan Terms and Conditions), in the event that an Intercompany Loan Enforcement Notice has been served (and not withdrawn) by the Security Trustee on Funding, the Security Trustee shall as soon as is reasonable (which, in the case of a London Business Day, shall mean upon giving not less than three hours notice expiring during normal business hours) serve a copy of the Intercompany Loan Enforcement Notice on the Funding Secured Creditors.

8.3      CRYSTALLISATION

         From and including the date when the Security Trustee serves an Intercompany Loan Enforcement Notice (which has not been withdrawn) on
         Funding:

         (a) no amount may be withdrawn from the Funding Bank Accounts (which accounts shall be identified in the relevant Intercompany Loan Enforcement Notice) except with the prior written consent of the Security Trustee; and

         (b) if not already crystallised, any charge created by Clause 3.5 (Floating Charge) which is a floating charge shall crystallise.

8.4 PRIORITIES OF PAYMENT -- AFTER SERVICE OF AN INTERCOMPANY LOAN ENFORCEMENT NOTICE

         All monies received or recovered by the Security Trustee (or a Receiver appointed on its behalf) following service of an Intercompany Loan Enforcement Notice shall be applied by the Security Trustee (save to the extent required otherwise by law) in the order of priority set out in Part III of Schedule 3 hereto.

8.5      APPLICATION OF MONIES RECEIVED AFTER INTERCOMPANY LOAN ENFORCEMENT
         NOTICE

         Each Funding Secured Creditor undertakes (but in relation to the relevant Issuers, in relation to the Funding Charged Property only) to pay to the Security Trustee or the Receiver, as the case may be, all monies received or recovered by it (including by way of set-off or otherwise) subsequent to the service of an Intercompany Loan Enforcement Notice in order that such amounts can be applied in accordance with Clause 8.4 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice).

8.6      LAW OF PROPERTY ACT 1925

         Sections 109(6) and (8) of the Law of Property Act 1925 (the 1925 ACT) shall not apply in relation to a Receiver appointed under this Deed.

8.7      PETITION FOR ADMINISTRATION

         Following presentation of a petition for an administration order in relation to Funding, the filing of documents with the court for the appointment of an administrator in relation to Funding or the service of a notice of intention to appoint an administrator in relation to Funding, the Security Trustee shall, subject to being indemnified to its satisfaction in accordance with Clause 5.4 (Mandatory Enforcement), appoint a Receiver in accordance with this Deed (who shall, to the extent permitted by law, be an administrative receiver) and the Security Trustee shall instruct the Receiver to attend at the hearing of the petition and take such steps as are necessary to prevent the appointment of an administrator. The Funding Secured Creditors shall co-operate and do all acts and enter into such further documents, deeds or agreements as the Security Trustee may deem necessary or desirable to ensure that an administrator is not appointed and that an administrative receiver is appointed.

8.8      ACKNOWLEDGEMENT OF FUNDING SECURED CREDITORS

         Without prejudice to the generality of Clause 31.8 (Funding Secured Creditors), each of the Funding Secured Creditors hereby acknowledges and concurs with the provisions of Clause 5.4 (Mandatory Enforcement) and Clause 25.8 (Modification to Transaction Documents) and each of them agrees that it shall have no claim against the Security Trustee as a result of the application thereof.

8.9      ENFORCEMENT

         If the Security Trustee enforces the security created under this Deed at a time when either no amounts or not all amounts owing in respect of the Funding Secured Obligations have become due and payable, the Security Trustee (or a Receiver) may, for so long as no such amounts or not all such amounts have become due and payable, pay any monies referred to in Clause 8.4 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice), as the case may be, into, and retain such monies in, an interest-bearing account (a RETENTION ACCOUNT) to be held by it as security and applied by it in accordance with Clause 8.4 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice) as and when any of the amounts referred to therein become due and payable.

8.10 COLLATERAL PROVIDED TO FUNDING BY THE FUNDING SWAP PROVIDER PURSUANT TO THE FUNDING SWAP AGREEMENT

         (a) After the service of an Intercompany Loan Enforcement Notice, the aggregate value of all collateral transferred to Funding under any mark-to-market collateral agreement entered into in connection with the Funding Swap Agreement by the Funding Swap Provider (or any proceeds thereof) will, subject to the deduction of the net amount (if any) due from the Funding Swap Provider to Funding under the Funding Swap Agreement or any other amount due to Funding under the Funding Swap Agreement as a result of the termination of the Funding Swap Agreement, be paid to the Funding Swap Provider in accordance with the terms of the Funding Swap Agreement and, for the avoidance of doubt, will not be available to the other secured creditors of Funding.

         (b) After the service of an Intercompany Loan Enforcement Notice, the aggregate value of all amounts standing to the credit of an account established by Funding to deposit any collateral received by Funding under the Funding Swap Agreement, after payment of surplus amounts, if any, due to the Funding Swap Provider as a result of the application of Clause 8.10(a) above, may be applied:

                 (i) by Funding in or towards any premium payable as a result of entering into a replacement swap agreement; or

                 (ii) by the Cash Manager as Funding Revenue Receipts in accordance with the relevant Funding Priority of Payments.

9.       EXERCISE OF CERTAIN RIGHTS

9.1      NO ENFORCEMENT BY FUNDING AGAINST RELEVANT ISSUERS

         Funding undertakes to each of the Funding Secured Creditors (including the Security Trustee in its capacity as such under this Second Amended and Restated Funding Deed of Charge) that unless and until all amounts payable pursuant to the Funding Secured Obligations have been satisfied in full, it shall not:

         (a) take any steps or pursue any action whatsoever for the purpose of recovering any debts due or owing to it by any of the relevant Issuers; or

         (b) petition or procure the petitioning for the winding-up or administration of any of the relevant Issuers or the appointment of an administrative receiver in respect of any of the relevant Issuers.

9.2      NO ENFORCEMENT BY FUNDING SECURED CREDITORS

         Each of the Funding Secured Creditors (other than the Security Trustee and any Receiver) hereby agrees with Funding and the Security Trustee that:

         (a) only the Security Trustee may enforce the security created in favour of the Security Trustee by this Deed in accordance with the provisions hereof; and

         (b) it shall not take any steps for the purpose of recovering any of the Funding Secured Obligations (including, without limitation, by exercise any rights of set-off) or enforcing any rights arising out of the Transaction Documents against Funding or procuring the winding up, administration or liquidation of Funding in respect of any of its liabilities whatsoever, unless an Intercompany Loan Enforcement Notice shall have been served or the Security Trustee, having become bound to serve an Intercompany Loan Enforcement Notice, and/or having become bound to take any steps or proceedings to enforce the said security pursuant to this Deed, fails to do so within 30 days of becoming so bound and that failure is continuing (in which case each of such Funding Secured Creditors shall be entitled to take any such steps and proceedings as it shall deem necessary other than the presentation of a petition for the winding up of, or for an administration order in respect of, Funding).

9.3      LIMITED RECOURSE

         Each of the Funding Secured Creditors hereby agrees that, notwithstanding any other provision of any Funding Transaction Document, all obligations of Funding to each Funding Secured Creditor in respect of Funding Secured Obligations owing to each Funding Secured Creditor are limited in recourse to the Funding Charged Property and, upon the Funding Security Trustee giving written notice to the Funding Secured Creditors that:

         (a) it has determined in its sole opinion that there is no reasonable likelihood of there being any further realisations in respect of the Funding Charged Property (whether arising from enforcement of the Funding Security or otherwise) which would be available to pay amounts outstanding under the Funding Transaction Documents; and

         (b) all amounts available to be applied to pay amounts owing under the Funding Transaction Documents have been so applied in accordance with the provisions of this Deed,

         the Funding Secured Creditors shall have no further claim against the Funding in respect of any amounts owing to them which remain unpaid and such amounts shall be deemed to be discharged in full.

         The provisions of this Clause 9.3 shall survive the termination of this Deed.

9.4      KNOWLEDGE OF SECURITY TRUSTEE OF INTERCOMPANY LOAN EVENT OF DEFAULT

         The Security Trustee will not be deemed to have knowledge of the occurrence of an Intercompany Loan Event of Default unless the Security Trustee has received notice from a Funding Secured Creditor stating that an Intercompany Loan Event of Default has occurred and describing that Intercompany Loan Event of Default.

9.5      DISPOSAL OF FUNDING CHARGED PROPERTY

         Notwithstanding Clause 12 (Security Trustee's Powers), if the Funding Security has become enforceable otherwise than by reason of a default in payment of any amount due on the Term AAA Advances (or, once the Term AAA Advances have been repaid in full, the Term Advances with the next highest Term Advance Rating or, once those Term Advances have been repaid in full, the Term Advances with the next highest Term Advance Rating (and so on down to the Term Advances with the lowest Term Advance Rating)), the Security Trustee will not be entitled to dispose of any of the Funding Charged Property unless either a sufficient amount would be realised to allow discharge in full of all amounts owing in respect of the Term AAA Advances, and once all of the Term AAA Advances have been repaid, the Term Advances with the next highest Term Advance Rating and, once all those Term Advances have been repaid, the Term Advances with the next highest Term Advance Rating (and so on down to the Term Advances with the lowest Term Advance Rating), or the Security Trustee is of the opinion, which shall be binding on the Funding Secured Creditors, reached after considering at any time and from time to time the advice of any financial or such other professional advisers selected by the Security Trustee for the purpose of giving such advice, that the cash flow prospectively receivable by Funding will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of Funding, to discharge in full in due course all amounts owing in respect of the Term AAA Advances (or, once the Term AAA Advances have been repaid in full, the Term Advances with the next highest Term Advance Rating or, once those Term Advances have been repaid in full, the Term

         Advances with the next highest Term Advance Rating (and so on down to the Term Advances with the lowest Term Advance Rating)). The fees and expenses of the aforementioned financial adviser or such other professional adviser selected by the Security Trustee shall be paid by Funding.

10.      GENERAL COVENANTS AND WARRANTIES

10.1     FUNDING ACCOUNTS

         Funding hereby undertakes that, for so long as any Funding Secured Obligations remain outstanding, it shall not (without the consent of the Security Trustee):

         (a) open or maintain any bank account or deposit account with any bank or any other financial institution other than the Funding Bank Accounts; or

         (b)     close the Funding Bank Accounts,

         other than in accordance with the Bank Account Agreement and this Deed.

10.2     CONSENTS

         Funding hereby represents and warrants to the Security Trustee (for itself and on trust for the other Funding Secured Creditors) that, save for registration of certain of the Transaction Documents with the Registrar of Companies in accordance with the provisions of Chapter I of Part XII of the Companies Act 1985, no authorisation, approval, consent, licence, exemption, registration, recording, filing or notarisation and no payment of any duty or tax and no other action whatsoever is necessary to ensure the validity, legality or enforceability of the liabilities and obligations of Funding or the rights of the Funding Secured Creditors and the Security Trustee in respect of Funding under this Deed.

10.3     REGISTRAR OF COMPANIES

         Funding undertakes to the Funding Secured Creditors to file or procure the filing with the Registrar of Companies pursuant to Chapter I of
         Part XII of the Companies Act 1985 of duly completed Forms 395 together with an executed original of this Deed within 21 days after the date of this Deed.

10.4     DISPOSALS

         Save as provided for in the Transaction Documents, Funding undertakes not to dispose of, by one or more transactions or series of transactions (whether related or not and whether involuntary or voluntary), the whole or any part of the Funding Charged Property.

10.5     UNITED STATES ACTIVITIES

         Funding represents and covenants that it will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States tax principles.

10.6     ADDITIONAL POSITIVE COVENANTS

         Funding covenants and undertakes with the Security Trustee for the benefit of the Funding Secured Creditors as follows:

         (a) to cause to be prepared and certified by its auditors in respect of each Financial Year accounts in such form as will comply with relevant legal and accounting requirements for the time being;

         (b) at all times to keep or procure the keeping of proper books of account and records and allow the Security Trustee and any person or persons appointed by the Security Trustee to whom Funding shall have no reasonable objection free access to such books of account and records at all times during normal business hours upon reasonable notice in writing provided that such inspection shall only be for the purposes of carrying out its duties under this Deed and any information so obtained shall only be used and passed on to any other person for the purpose of the Security Trustee carrying out its duties under this Deed;

         (c) to give notice in writing to the Security Trustee of the occurrence of any Intercompany Loan Event of Default, Potential Intercompany Loan Event of Default and/or service of an Intercompany Loan Enforcement Notice (which has not been served by the Security Trustee) (such notice to be effective by the delivery of a copy of the Intercompany Loan Enforcement Notice to Security Trustee) immediately upon becoming aware thereof and without waiting for the Security Trustee to take any further action;

         (d) give to the Security Trustee (i) within seven days after demand by the Security Trustee therefor and (ii) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Year and in any event not later than the date required by statute to file or publish (whichever is earlier) such audited accounts after the end of each such Financial Year a certificate signed by two directors of Funding to the effect that as at a date not more than seven days before delivering such certificate (the CERTIFICATION DATE) there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Intercompany Loan Event of Default or any Potential Intercompany Loan Event of Default (or if such then exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate Funding has complied, to the best of their knowledge and belief, with all its obligations contained in this Deed and each of the other Funding Agreements or (if such is not the case) specifying the respects in which it has not so complied;

         (e) at all times to execute all such further documents and do all such further acts and things as may in the reasonable opinion of the Security Trustee be necessary at any time or times to give effect to the terms and conditions of this Deed and the other Funding Agreements;

         (f) at all times to comply with the obligations and provisions binding upon it under and pursuant to this Deed and the other Funding Agreements; and

         (g) duly and promptly to pay and discharge all Taxes imposed upon it or its assets unless such Taxes are, in the opinion of the Security Trustee, being contested in good faith by Funding.

10.7     TAXATION

         (a) If, after due and careful consideration, Funding considers that it would be in its best interests to elect into, and to be subject to corporation tax in accordance with, the permanent regime for securitisation companies pursuant to The Taxation of Securitisation Companies Regulations 2006 (SI 2006/3296) (the REGULATIONS), Funding undertakes to make such an election within the requisite time limits therefor and in the form required by the Regulations;

         (b) the securing of a tax advantage (as defined in section 709(1) of the Income and Corporation Taxes Act 1988) for any other person has not been and is not the main purpose or one of the main purposes of Funding in entering into the Transaction Documents to which it is a party;

         (c) in respect of each accounting period of Funding, the only amounts retained by Funding have been and will be amounts reasonably required to provide for losses or expenses arising from its business or to maintain or enhance its creditworthiness, and its profit (as provided for in paragraph
                 (w) of Part 1 of Schedule 3 (Funding Priority of Payments) to this Deed); and

         (d) Funding's assets have been and will consist only of "financial assets" as defined in the Regulations.

11.      SECURITY TRUSTEE AND EVENTS OF DEFAULT

11.1     SECURITY TRUSTEE RIGHTS AND OBLIGATIONS

         For the period commencing upon the service of an Intercompany Loan Enforcement Notice and terminating upon the notification to the Funding Secured Creditors by the Security Trustee that all Funding Secured Obligations have been satisfied in full:

         (a) all payments under or arising from this Deed shall be made to the Security Trustee or to its order (except as otherwise provided for in this Deed);

         (b) save as otherwise expressly provided in this Deed, all rights or remedies provided for by this Deed or available at law or in equity to the Funding Secured Creditors are exercisable by the Security Trustee;

         (c) save as otherwise expressly provided in this Deed, all rights to compel performance of the Transaction Documents are exercisable by the Security Trustee; and

         (d) all payments in respect of the Funding Secured Obligations shall operate in satisfaction pro tanto of Funding's covenants to the Funding Secured Creditors.

11.2     FUNDING SECURED CREDITOR OBLIGATIONS

         For the avoidance of doubt, this Clause 11 (Security Trustee and Events of Default) shall not impose any obligation on the Security Trustee to perform any of the obligations of the Funding Secured Creditors under this Deed. The Funding Secured Creditors shall remain liable to perform such obligations.

12.      SECURITY TRUSTEE'S POWERS

12.1     ENFORCEABLE

         Without prejudice to the provisions of Clauses 8.6 (Law of Property Act 1925) and 13.1 (Appointment), (i) the security created under this Deed shall become immediately enforceable and (ii) the power of sale and other powers conferred by Section 101 of the 1925 Act, as varied or amended by this Deed, shall, in accordance with Clause 11.1 (Security Trustee Rights and Obligations), be exercisable by the Security Trustee, in each case at any time following service of an Intercompany Loan Enforcement Notice or, if there are no Term Advances outstanding, following a default in payment of any other Funding Secured Obligations on its due date.

12.2     AMOUNTS DUE

         All amounts owing under the Funding Secured Obligations shall become due for the purposes of Section 101 of the 1925 Act and the statutory power of sale and of appointing a Receiver which are conferred on the Security Trustee under the 1925 Act (as varied or extended by this Deed) and all other powers shall be deemed to arise immediately after execution of this Deed but shall only become enforceable in accordance with Clause 12.1 (Enforceable) above. For the avoidance of doubt, the Security Trustee shall not be required to have regard to the interests of Funding in the exercise of its rights, powers, authorities, discretions and remedies under this Deed.

12.3     POWER OF SALE

         Section 103 of the 1925 Act shall not apply in relation to any of the charges contained in this Deed and the statutory power of sale (as extended by this Deed) and all other powers shall be exercisable at any time after service of an Intercompany Loan Enforcement Notice.

12.4     LAW OF PROPERTY ACT 1925

         The provisions of the 1925 Act relating to the power of sale and the other powers conferred by Section 101(1) and (2) are hereby extended in relation to Funding (as if such extensions were contained therein) to authorise the Security Trustee at its absolute discretion at any time following service of an Intercompany Loan Enforcement Notice:

         (a) to make demand in the name of the Funding Secured Creditors or in its own right for any monies and liabilities in respect of the Funding Charged Property;

         (b) to sell the Funding Charged Property (subject to, in respect of the Funding Share of the Trust Property, Clause 16 of the Mortgages Trust Deed), and to do so for any shares, debentures or other securities whatsoever, or in consideration of an agreement to pay all or part of the purchase price at a later date or dates, or an agreement to make periodical payments, whether or not the agreement is secured by an Encumbrance or a guarantee, or for such other consideration whatsoever as the Security Trustee may think fit, and also to grant any option to purchase, and to effect exchanges of, any of the Funding Charged Property (and nothing shall preclude any such disposal being made to a Funding Secured Creditor);

         (c) with a view to or in connection with the sale of the Funding Charged Property, to carry out any transaction, scheme or arrangement which the Security Trustee may, in its absolute discretion, consider appropriate;

         (d) to insure the Funding Charged Property against such risks and for such amounts as the Security Trustee may consider prudent; and

         (e) to do all or any of the things or exercise all or any of the powers which are mentioned or referred to in Clause 13.6 (Powers of the Receiver of Funding) as if each of them was expressly conferred on the Security Trustee by this Deed and which may not be included in paragraphs (a) to (d) above.

12.5     DELEGATION TO RECEIVER

         In addition and without prejudice to any of its statutory powers, the Security Trustee may at any time by deed delegate to the Receiver all or any of the extended powers of leasing, surrendering or accepting surrenders of leases conferred on the Security Trustee by this Deed.

12.6     ADDITIONAL POWERS

         The Security Trustee shall have the power to insure against any liabilities or obligations arising:

         (a) as a result of the Security Trustee acting or failing to act in a certain way (other than which may arise from its negligence or wilful default or that of its officers or employees);

         (b) as a result of any act or failure to act by any person or persons to whom the Security Trustee has delegated any of its trusts, rights, powers, duties, authorities or discretions, or appointed as its agent (other than which may arise from such person's negligence or wilful default);

         (c)     in connection with the Funding Charged Property; or

         (d) in connection with or arising from the enforcement of the security created by this Deed.

         The Security Trustee shall not be under any obligation to insure in respect of such liabilities and/or obligations or require any other persons to maintain insurance, but to the extent that it does so, Funding shall quarterly and on written request pay all insurance premiums and expenses which the Security Trustee may properly incur in relation to such insurance. If Funding fails to reimburse the Security Trustee, the Security Trustee shall be entitled to be indemnified out of the Funding Charged Property in respect thereof, and in the case of an Intercompany Loan Enforcement Notice having been served, the indemnification of all such insurance premiums and expenses shall be payable in priority to payments to the Funding Secured Creditors and otherwise in accordance with this Deed.

12.7     AUTHORISED INVESTMENTS

         Any monies which under the trusts of this Deed ought to or may be invested by the Security Trustee after the service of an Intercompany Loan Enforcement Notice may be invested in the name or under the control of the Security Trustee in any Authorised Investments and the Security Trustee may at any time vary or transfer any of such Authorised Investments for or into other such Authorised Investments as the Security Trustee at its absolute discretion may determine, and shall not be responsible (save where any loss results from the Security Trustee's fraud, wilful default or negligence or that of its officers or employees) for any loss occasioned by reason of any such investments whether by depreciation in value or otherwise, provided that such Authorised Investments were made in accordance with the foregoing provisions.

12.8     SCOTTISH TRUST PROPERTY

         Without prejudice to the foregoing provisions of this Clause 12 (Security Trustee's Powers) and Clause 16 of the Mortgages Trust Deed, Funding and the Mortgages Trustee hereby covenant and agree with and undertake to the Security Trustee that if at any time after the security constituted by or pursuant to this Deed shall have become enforceable the Security Trustee or any Receiver shall so require, they will join together in directing the Seller to sell or dispose of all or any part of the Scottish Trust Property on terms previously approved by the Security Trustee and/or in causing the trusts constituted by any Scottish Trust Deed to be wound up or performed and they will take all such actions and execute all such documents as may be necessary to effect such sale or disposal or winding-up or performance and the distribution or transfer of the Scottish Trust Property or any part thereof in accordance with the terms of each Scottish Trust Deed, the Mortgages Trust Deed and this Deed. The Seller and the Mortgages Trustee hereby acknowledge and consent to the foregoing as trustee and beneficiary respectively in terms of each Scottish Trust Deed.

13.      RECEIVER

13.1     APPOINTMENT

(a) Subject to paragraph (b) below, on the service of an Intercompany Loan Enforcement Notice on Funding the Security Trustee may appoint, by writing or by deed, such person or persons (including an officer or officers of the Security Trustee) as the Security Trustee thinks fit to be a Receiver of the Funding Charged Property or any part thereof and, in the case of an appointment of more than one person, to act together or independently of the other or others. In the event that there is the presentation of a petition to the court for an administration order and such presentation is notified to the Funding Secured Creditors, the Funding Secured Creditors shall forthwith notify the Security Trustee.

(b) Notwithstanding any provision of this deed, the Security Trustee may not appoint an administrative receiver, receiver, manager or receiver and manager pursuant to paragraph (a) above solely as a result of the obtaining of a moratorium (or anything done with a view to obtaining a moratorium) under Section 1A of the Insolvency Act 1986 except with leave of the court.

13.2     REMOVAL AND REPLACEMENT

         Except as otherwise required by statute, the Security Trustee may by writing or by deed remove a Receiver and appoint another in its place or to act with a Receiver and the Security Trustee may apply to the court for an order removing an administrative receiver.

13.3     EXTENSION OF APPOINTMENT

         The exclusion of any part of the Funding Charged Property from the appointment of the Receiver shall not preclude the Security Trustee from subsequently extending its appointment (or that of the Receiver replacing it) to that part of the Funding Charged Property or appointing another Receiver over any other part of the Funding Charged Property.

13.4     AGENT OF FUNDING

         The Receiver shall be the agent of Funding and Funding alone shall be responsible for the Receiver's contracts, engagements, acts, omissions, misconduct, negligence or default and for liabilities incurred by it and in no circumstances whatsoever shall the Security Trustee be in any way responsible for or incur any liability in connection with its contracts, engagements, acts, omissions, misconduct, negligence or default, and if a liquidator of Funding shall be appointed, the Receiver shall act as principal and not as agent for the Security Trustee. Notwithstanding the generality of the foregoing, such Receiver shall in the exercise of its powers, authorities and discretions conform to the regulations (if any) from time to time made and given in writing by the Security Trustee.

13.5     REMUNERATION

         The remuneration of the Receiver shall be fixed by the Security Trustee and may be or include a commission calculated by reference to the gross amount of all monies received or otherwise and may include remuneration in connection with claims, actions or proceedings made or brought against the Receiver by Funding or any other person or the performance or discharge of any obligation imposed upon it by statute or otherwise) but subject to Clause 8.4 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice) and Schedule 3 such remuneration shall be payable hereunder by Funding alone, and the amount of such remuneration shall be paid in accordance with the terms and conditions of the manner agreed from time to time between the Receiver, the Security Trustee and the Funding Secured Creditors.

13.6     POWERS OF THE RECEIVER OF FUNDING

         The Receiver of Funding, in addition to any powers conferred on an administrative receiver, receiver, manager or receiver and manager by statute or common law, shall have the following powers:

         (a) to take possession of, get in and collect the Funding Charged Property (or such part thereof in respect of which it may be appointed) or any part thereof including income whether accrued before or after the date of its appointment;

         (b) to carry on, manage, concur in or authorise the management of, or appoint a manager of, the whole or any part of the business of Funding;

         (c) to sell, exchange, license, surrender, release, disclaim, abandon, return or otherwise dispose of or in any way whatsoever deal with the Funding Charged Property (subject, in the case of the Funding Share of the Trust Property, to Clause 16 of the Mortgages Trust Deed) or any interest in that Funding Charged Property or any part thereof for such consideration (if any) and upon such terms (including by deferred payment or payment by instalments) as it may think fit and to concur in any such transaction;

         (d) to sell or concur in selling the whole or any part of Funding's business whether as a going concern or otherwise;

         (e) to sell on condition and to grant rights and options over the whole or any part of the Funding Charged Property and (with or without consideration) to rescind, surrender or disclaim or accept or agree to accept surrenders or disclaimers of agreements relating to or affecting any of the Funding Charged Property in such circumstances, to such persons (including, without limitation, to the Security Trustee), for such purposes and upon such terms whatsoever as it may think fit and also to vary the terms of any contract affecting any of the Funding Charged Property;

         (f) in connection with the exercise or the proposed exercise of any of its powers or in order to obtain payment of its remuneration (whether or not it is already payable), to borrow or raise monies from any person, including the Security Trustee, without security or on the security of any of the Funding Charged Property and generally in such manner and on such terms as it may determine;

         (g) to bring, defend, submit to arbitration, negotiate, compromise, abandon and settle any claims, disputes and proceedings concerning the Funding Charged Property or any part thereof;

         (h) to transfer all or any of the Funding Charged Property and/or any of the liabilities to any other company or body corporate, whether or not formed or acquired for the purpose and to form a subsidiary or subsidiaries of Funding;

         (i) to insure, protect, maintain, repair, alter, improve, replace, exploit, add to and develop or concur in so doing the Funding Charged Property or any part thereof in any manner and for any purpose whatsoever;

         (j) to redeem, discharge or compromise any Encumbrance from time to time having priority to or ranking pari passu with this Deed;

         (k) to appoint, dismiss, engage or vary the terms of employment of any employees, managers, agents or advisers of Funding upon such terms as to remuneration and otherwise and for such periods as it may determine;

         (l) in connection with the exercise of any of its powers, to execute or do, or cause or authorise to be executed or done, on behalf of or in the name of Funding or otherwise, as it may determine, all documents, receipts, registrations, acts or things which it may consider appropriate;

         (m) to exercise any powers, discretions, voting, conversion or other rights or entitlements in relation to any of the Funding Charged Property or incidental to the ownership of or rights in or to any of the Funding Charged Property and to complete or effect any transaction entered into by Funding and complete, disclaim, abandon or modify all or any of the outstanding contracts or arrangements of Funding relating to or affecting the Funding Charged Property;

         (n) to exercise all powers as are described in Schedule 1 to the Insolvency Act 1986, whether or not the Receiver is an ADMINISTRATIVE RECEIVER as defined in that Act;

         (o) generally to carry out, or cause or authorise to be carried out, any transaction, scheme or arrangement whatsoever, whether similar or not to any of the foregoing, in relation to the Funding Charged Property which it may consider expedient as effectually as if it were solely and absolutely entitled to the Funding Charged Property;

         (p) to delegate its powers by way of power of attorney or in any other manner to any person any right, power or discretion exercisable by it under this Deed on the terms (including the power to sub-delegate) and subject to any regulations which such Receiver may think fit and such Receiver shall not be liable or responsible in any way to the relevant Issuers or the Security Trustee for any loss or liability arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate;

         (q) to call up or require the directors of Funding to call up all or any portion of the uncalled capital for the time being of Funding and to enforce payment of any call by action (in the name of Funding or the Receiver as may be thought fit);

         (r)     in addition:

                 (i) to do all other acts and things which it may consider desirable or necessary for realising any Funding Charged Property or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed; and

                 (ii) to exercise in relation to any Funding Charged Property all the powers, authorities and things which it would be capable of exercising if it were the absolute beneficial owner of the same,

         (s)     and may use the name of Funding for any of the above purposes;
                 and

         (t) to pay and discharge out of the profits and income of the Funding Charged Property the expenses incurred in the exercise of any of the powers conferred by this Clause 13.6 (Powers of the Receiver of Funding) or otherwise in respect of such Funding Charged Property and all outgoings which it shall think fit to pay and to apply the residue of the said profits, income or monies in the manner provided by Clause 8.3 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice) and Schedule 3, as the case may be.

         The Security Trustee may pay over to the Receiver any monies constituting part of the Funding Charged Property to the intent that the same may be applied for the purposes referred to in Clause 8.3 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice) and Schedule 3 by such Receiver and the Security Trustee may from time to time determine what funds the Receiver shall be at liberty to keep in hand with a view to the performance of its duties as such Receiver.

14.      PROTECTION OF THIRD PARTIES

14.1     ENQUIRY

         No purchaser from, or other person dealing with, the Security Trustee or a Receiver shall be concerned to enquire whether any of the powers exercised or purported to be exercised has arisen or become exercisable, whether the Funding Secured Obligations remain outstanding or have become payable, whether the Receiver is authorised to act or as to the propriety or validity of the exercise or purported exercise of any power; and the title of such a purchaser and the position of such a person shall not be impeachable by reference to any of those matters and the protections contained in Sections 104 to 107 of the 1925 Act shall apply to any person purchasing from or dealing with a Receiver or the Security Trustee.

14.2     RECEIPTS

         The receipt of the Security Trustee or the Receiver shall be an absolute and a conclusive discharge to a purchaser or such other person and shall relieve it of any obligation to see to the application of any monies paid to or by the direction of the Security Trustee or the Receiver.

15.      PROTECTION OF SECURITY TRUSTEE AND RECEIVER

15.1     LIABILITY

         Neither the Security Trustee nor the Receiver of Funding shall be liable to Funding, in the absence of wilful default or negligence on their part or that of their employees or officers or breach by the Security Trustee of its obligations under this Deed, in respect of any loss or damage which arises out of the exercise or the attempted or purported exercise of or failure to exercise any of their respective powers.

15.2     POSSESSION

         Without prejudice to the generality of Clause 15.3 (Mortgagee in possession), entry into possession of the Funding Charged Property shall not render the Security Trustee or the Receiver of that company liable to account as mortgagee or creditor in possession. If and whenever the Security Trustee or the Receiver enters into possession of the Funding Charged Property, it shall be entitled at any time to go out of such possession.

15.3     MORTGAGEE IN POSSESSION

         Neither the Security Trustee nor the other Funding Secured Creditors shall, by reason of any assignment or other security made under this Deed, be or be deemed to be a mortgagee or creditor in possession nor shall they take any action (other than, in the case of the other Funding Secured Creditors, with the Security Trustee's prior written consent) which would be likely to lead to the Funding Secured Creditors or the Security Trustee becoming a mortgagee or creditor in possession in respect of any property referred to in this Deed. The Security Trustee, in its absolute discretion, may at any time, serve a written notice on the Funding Secured Creditors requiring the Funding Secured Creditors from the date such notice is served to obtain the Security Trustee's prior written consent before taking any action which would be likely to lead to the Funding Secured Creditors or the Security Trustee becoming a mortgagee or creditor in possession in respect of any property referred to in this Deed.

16.      EXPENSES AND INDEMNITY

16.1     EXPENSES

         Funding covenants with the Security Trustee to reimburse or pay to the Security Trustee and any Receiver of Funding (on the basis of a full indemnity) the amount of all costs (including legal costs), charges and expenses (including insurance premiums) properly incurred or sustained by the Security Trustee or the Receiver (including, for the avoidance of doubt, any such costs, charges and expenses arising from any act or omission of, or proceedings involving, any third person) in connection with:

         (a) the exercise or the attempted exercise, or the consideration of the exercise by or on behalf of the Security Trustee or the Receiver of any of the powers of the Security Trustee or the Receiver, and the enforcement, preservation or attempted preservation of this Deed (or any of the charges contained in or granted pursuant to it) or any of the Funding Charged Property or any other action taken by or on behalf of the Security Trustee or the Receiver with a view to or in connection with the recovery by the Security Trustee or the Receiver of the Funding Secured Obligations; or

         (b) the carrying out of any other act or matter which the Security Trustee or the Receiver may reasonably consider to be necessary for the preservation or benefit of the Funding Charged Property and which Funding is required to do pursuant to any of the Transaction Documents to which it is a party but which it has not done.

16.2     INDEMNITY

         Funding agrees to indemnify the Security Trustee and the Receiver of Funding, on an after Tax basis, from and against all losses, actions, claims, costs (including legal costs), expenses (including insurance premiums), demands and liabilities whether in contract, tort, delict or otherwise now or hereafter properly sustained or incurred by the Security Trustee or the Receiver or by any person for whose liability, act or omission the Security Trustee or the Receiver may be answerable, in connection with anything done or omitted to be done under or pursuant to this Deed (including without limitation in accordance with Clause 8.7 (Petition for Administration) or any other Transaction Document to which such entity is a party, or in the exercise or purported exercise of the powers herein contained, or occasioned by any breach by Funding of any of its covenants or other obligations to the Security Trustee, or in consequence of any payment in respect of the Funding Secured Obligations (whether made by Funding, a relevant Issuer or a third person) being declared void or impeached for any reason whatsoever, save where the same arises as the result of the fraud, negligence, wilful misconduct or wilful default or breach of the terms of this Deed by the Security Trustee or the Receiver or their respective officers or employees.

16.3     TAXES

         All sums payable by Funding under this Deed are deemed to be exclusive of any amount in respect of VAT. If, pursuant to any provision of this Deed, the Security Trustee or the Receiver of Funding makes any taxable or deemed taxable supply to Funding, then Funding shall pay to the Security Trustee or the Receiver of Funding (as the case may be) (in addition to the consideration for the supply) an amount equal to the VAT charged in respect of such taxable or deemed taxable supply against production of a valid VAT invoice.

         If the Security Trustee or the Receiver of Funding shall make any payment for a taxable or deemed taxable supply to it pursuant to or in connection with this Deed and any such payment shall bear VAT which is Irrecoverable VAT, Funding shall indemnify the Security Trustee or the Receiver of Funding (as the case may be) on demand for an amount equal to such Irrecoverable VAT so far as it has not been taken into account in computing the amount of any payment made by Funding to the Security Trustee or the Receiver of Funding under any other indemnity contained in this Deed.

16.4     INTEREST

         All sums payable by Funding under Clause 16.1 (Expenses), Clause 16.2 (Indemnity), Clause 16.3 (Taxes) or Clause 26 (Remuneration of the Security Trustee) shall be payable on demand and:

         (a) in the case of payments actually made by the Security Trustee prior to the demand, shall carry interest at the rate per annum, which is one per cent. per annum higher than the mean base rate from time to time of the Reference Banks from the date of the same being demanded to the date of actual payment (provided that such demand shall be made on a Business Day, otherwise interest shall be payable from the second Business Day following the date of the demand to the date of actual payment); and

         (b) in all other cases, shall carry interest at such rate from the date 14 days after the date of the same being demanded or (where the demand specifies that payment by the Security Trustee will be made on an earlier date provided such earlier date is a Business Day) from such earlier date (not being earlier than the date of such demand) to the date of actual payment.

         Any amounts payable pursuant to Clauses 26.1 (Remuneration) and 26.2 (Increased Remuneration) shall carry interest at the aforesaid rate from the due date thereof to the date of actual payment.

17.      PROTECTION OF CHARGES

         Funding further covenants with and undertakes to the Security Trustee from time to time (notwithstanding that the Security Trustee may not have served an Intercompany Loan Enforcement Notice) upon demand to execute, at Funding's cost, any document or do any act or thing (other than any amendment hereto) which the Security Trustee or the Receiver may specify acting reasonably:

         (a) with a view to registering or perfecting any charge or security created or intended to be created by or pursuant to this Deed (including the perfecting of the conversion of any floating charge to a fixed charge subject to Clauses 18.1 (Notice) or 18.2 (Automatic Crystallisation)) subject to first having obtained all necessary consents; or

         (b) with a view to facilitating the exercise or the proposed exercise of any of their powers or duties or the realisation of any of the Funding Charged Property; or

         (c) with a view to protecting the Encumbrances created by or pursuant to this Deed.

18.      CRYSTALLISATION

18.1     NOTICE

         In addition and without prejudice to any other event resulting in a crystallisation of the floating charges created by this Deed or any other right the Security Trustee may have, the Security Trustee may, at any time if:

         (a) a Funding Potential Intercompany Loan Event of Default has occurred; or

         (b) it believes that the Funding Charged Property or any part thereof is in danger of being seized or sold under any form of distress, execution or diligence levied or is otherwise in jeopardy or;

         (c) if any circumstance shall occur which in the reasonable opinion of the Security Trustee prejudices, imperils, threatens or is likely to do any of the foregoing in respect of the security created by this Deed, by notice in writing to Funding declare that the floating charges hereby created shall be converted into first specific fixed charges over the undertaking, property and assets as the Security Trustee considers to be in jeopardy and as the Security Trustee may specify in the notice.

18.2     AUTOMATIC CRYSTALLISATION

         Subject as set out below, in addition and without prejudice to any other event resulting in a crystallisation of the floating charge contained herein, such floating charge shall (so far as permitted by applicable law) automatically be converted into fixed charges over:

         (a) all property, assets or undertaking of Funding, subject to the floating charge, if and when:

                 (i) any of the events referred to in Clause 15.5 (Insolvency) or Clause 15.6 (Creditors Process) of the Intercompany Loan Terms and Conditions or any of the events referred to in Clause 15.5 (Insolvency) or Clause 15.6 (Creditors Process) of the Master Intercompany Loan Agreement occurs; or

                 (ii)    an Intercompany Loan Event of Default occurs; and

         (b) any property, assets or undertaking of Funding, which become subject to an Encumbrance in favour of any person other than the Security Trustee or which is/are the subject of a sale, transfer or other disposition, in either case, contrary to the covenants and undertakings contained in the Transaction Documents, immediately prior to such Encumbrance arising or such sale, transfer or other disposition being made.

                 The floating charge created by Clause 3 of this Deed may not be converted into fixed charges solely as a result of the obtaining of a moratorium (or anything done with a view to obtaining a moratorium) under Section 1A the Insolvency Act 1986 except with leave of the court.

18.3     FAILURE OF PETITION FOR ADMINISTRATION OR WINDING-UP

         If any petition for the administration or winding up of Funding is dismissed or withdrawn or a resolution for winding up Funding is not passed by the necessary majority, then without prejudice to any rights exercisable otherwise than in consequence of the presentation of such petition or resolution and subject to anything done in the meantime in pursuance of the powers given by this Deed and subject to the provisions contained in this Deed as to costs charges and expenses incurred and payments made, possession of the Funding Charged Property will be restored to Funding, and Funding and all persons concerned will be remitted to their original rights provided that the Security Trustee is satisfied that its security position at that time is not materially different to that as at the date of this Deed.

19.      POWER OF ATTORNEY, ETC.

19.1     EXECUTION OF POWER OF ATTORNEY

         Immediately upon execution of this Deed, Funding shall execute and deliver to the Security Trustee the Power of Attorney in or substantially in the form set out in Schedule 1. For the avoidance of doubt, the Security Trustee confirms that it may only exercise the powers conferred under the Power of Attorney in the circumstances set out in paragraph 1 of the Power of Attorney.

19.2     FUNDING CHARGED PROPERTY ON TRUST

         To the extent permitted to do so under the Transaction Documents, for the purpose of giving effect to this Deed, Funding hereby declares that, after service of an Intercompany Loan Enforcement Notice, it will hold all of its Funding Charged Property (subject to the right of redemption) upon trust to convey, assign or otherwise deal with such Funding Charged Property in such manner and to such person as the Security Trustee shall direct pursuant to this Deed, and declares that it shall be lawful for the Security Trustee to appoint a new trustee or trustees of the Funding Charged Property in place of Funding.

20.     OTHER SECURITY, ETC.

20.1     NO MERGER

         The charges contained in or created pursuant to this Deed are in addition to, and shall neither be merged in, nor in any way exclude or prejudice any other Encumbrance, right of recourse, set off or other right whatsoever which the Security Trustee or any Funding Secured Creditor may now or at any time hereafter hold or have (or would apart from this Deed or any charge contained or created pursuant to this Deed hold or have) as regards any of Funding or any other person in respect of the Funding Secured Obligations, and neither the Security Trustee nor any Funding Secured Creditor shall be under any obligation to take any steps to call in or to enforce any security for the Funding Secured Obligations, and shall not be liable to Funding for any loss arising from any omission on the part of the Security Trustee or any Funding Secured Creditor to take any such steps or for the manner in which the Security Trustee or any Funding Secured Creditor shall enforce or refrain from enforcing any such security.

20.2     CONSOLIDATION

         Section 93 of the 1925 Act shall not apply in relation to any of the charges contained in this Deed.

20.3     RULING OFF

         If the Security Trustee receives notice of any Encumbrance affecting the Funding Charged Property in contravention of the provisions hereof:

         (a) the Security Trustee may open a new account in the name of Funding and, if it does not, it shall nevertheless be deemed to have done so at the time it received such notice; and

         (b) all payments made by Funding to the Security Trustee after the Security Trustee receives such notice shall be credited or deemed to have been credited to the new account, and in no circumstances whatsoever shall operate to reduce the Funding Secured Obligations as at the time the Security Trustee received such notice.

20.4     CHANGE OF NAME, ETC.

         This Deed shall remain valid and enforceable notwithstanding any change in the name, composition or constitution of the Security Trustee or Funding or any amalgamation or consolidation by the Security Trustee or Funding, with any other corporation (whether, in the case of Funding, permitted under the Transaction Documents or not).

21.     AVOIDANCE OF PAYMENTS

21.1     NO RELEASE

         No assurance, security or payment which may be avoided or adjusted under the law, including under any enactment relating to bankruptcy or insolvency and no release, settlement or discharge given or made by the Security Trustee or any Funding Secured Creditor on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Security Trustee or any Funding Secured Creditor to recover the Funding Secured Obligations from Funding (including any monies which it may be compelled to pay or refund under the provisions of the Insolvency Act 1986 and any costs payable by it pursuant to or otherwise incurred in connection therewith) or to enforce the charges contained in this Deed to the full extent of the Funding Secured Obligations.

21.2     RETENTION OF CHARGES

         If the Security Trustee shall have reasonable grounds for believing that Funding may be insolvent or deemed to be insolvent pursuant to the provisions of the Insolvency Act 1986 (and production of a solvency certificate of a duly authorised officer of Funding shall be prima facie evidence of the solvency of the relevant company) as at the date of any payment made by that company to the Security Trustee and that as a result, such payment may be capable of being avoided or clawed back, the Security Trustee shall be at liberty to retain the charges contained in or created pursuant to this Deed until the expiry of a period of one month plus such statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after the payment and discharge in full of all Funding Secured Obligations notwithstanding any release, settlement, discharge or arrangement which may be given or made by the Security Trustee on, or as a consequence of, such payment or discharge of liability provided that, if at any time within such period, a petition shall be presented to a competent court for an order for the winding up or the making of an administration order in respect of Funding, or if Funding shall commence to be wound up or to go into administration or any analogous proceedings shall be commenced by or against Funding, as the case may be, the Security Trustee shall be at liberty to continue to retain such security for such further period as the Security Trustee may determine and such security shall be deemed to continue to have been held as security for the payment and discharge to the Security Trustee of all Funding Secured Obligations.

22.      SET-OFF

         The Security Trustee may at any time following the service of an Intercompany Loan Enforcement Notice without notice and notwithstanding any settlement of account or other matter whatsoever combine or consolidate all or any existing accounts of Funding whether in its own name or jointly with others and held by it or any Funding Secured Creditor and may set-off or transfer all or any part of any credit balance or any sum standing to the credit of any such account (whether or not the same is due to Funding from the Security Trustee or relevant Funding Secured Creditor and whether or not the credit balance and the account in debit or the Funding Secured Obligations are expressed in the same currency in which case the Security Trustee is hereby authorised to effect any necessary conversions at its prevailing rates of exchange) in or towards satisfaction of any of the Funding Secured Obligations and may in its absolute discretion estimate the amount of any liability of Funding which is contingent or unascertained and thereafter set-off such estimated amount and no amount shall be payable by the Security Trustee to Funding unless and until all Funding Secured Obligations have been ascertained and fully repaid or discharged.

23.      EXECUTION OF DOCUMENTS

         Any document required to be executed as a deed by the Security Trustee under or in connection with this Deed shall be validly executed if executed as a deed by a duly authorised attorney of the Security Trustee.

24.      PROVISIONS SUPPLEMENTAL TO THE TRUSTEE ACT 1925

24.1     POWERS OF SECURITY TRUSTEE

         By way of supplement to the Trustee Act 1925 it is expressly declared as follows:

         (a) the Security Trustee may in relation to this Deed or any of the other Transaction Documents act on the opinion or advice of, or a certificate or any information obtained from, any lawyer, banker, valuer, surveyor, securities company, broker, auctioneer, accountant or other expert in the United Kingdom or elsewhere, whether obtained by the Security Trustee or any Receiver, and shall not be responsible for any loss occasioned by so acting;

         (b) any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, telex, facsimile reproduction or in any other form and the Security Trustee shall not be liable for acting in good faith on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic provided that such error or lack of authenticity is not manifest;

         (c) the Security Trustee shall (save as expressly otherwise provided in this Deed or any of the other Transaction Documents) as regards all rights, powers, authorities and discretions vested in it by this Deed or any of the other Transaction Documents, or by operation of law, have absolute and uncontrolled discretion as to the exercise or non exercise thereof;

         (d) the Security Trustee shall be at liberty to place this Deed and all deeds and other documents relating to this Deed with any bank or banking company, or lawyer or firm of lawyers believed by it to be of good repute, in any part of the world, and the Security Trustee shall not be responsible for or be required to insure against any loss incurred in connection with any such deposit and Funding shall pay all sums required to be paid on account of or in respect of any such deposit;

         (e) the Security Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of monies). The Security Trustee shall not be responsible for any misconduct on the part of any person appointed by it in good faith hereunder or be bound to supervise the proceedings or acts of any such persons;

         (f) where it is necessary or desirable for any purpose in connection with this Deed to convert any sum from one currency to another it shall (unless otherwise provided by this Deed or required by law) be converted at such rate or rates in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Security Trustee in its absolute discretion but having regard to current rates of exchange if available and the Security Trustee shall not be liable for any loss occasioned by the said conversion under this paragraph (f);

         (g) subject to Clause 25.5 (Consent of Security Trustee), any consent given by the Security Trustee for the purposes of this Deed or any of the other Transaction Documents may be given on such terms and subject to such conditions (if any) as the Security Trustee thinks fit and, notwithstanding anything to the contrary contained in this Deed or any of the other Transaction Documents, may be given retrospectively;

         (h) the Security Trustee shall be entitled to rely upon a certificate, reasonably believed by it to be genuine, of Funding or any other person in respect of every matter and circumstance for which a certificate is expressly provided for under this Deed or the other Transaction Documents and to call for and rely upon a certificate of Funding or any other person reasonably believed by it to be genuine as to any other fact or matter prima facie within the knowledge of Funding or such person as sufficient evidence thereof and the Security Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused by it failing to do so;

         (i) the Security Trustee shall be entitled to rely upon any document, reasonably believed by it to be genuine, provided to it by Funding, the Mortgages Trustee or the Cash Manager in respect of every matter and circumstance prima facie within the knowledge of Funding, the Mortgages Trustee or the Cash Manager and the Security Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused by it failing to do so;

         (j) the Security Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Security Trustee assigned by the Security Trustee to administer its corporate trust matters unless it shall be proved that the Security Trustee was negligent in ascertaining the pertinent facts;

         (k) no provision of this Deed or any other Transaction Document shall require the Security Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers or otherwise in connection with this Deed or any other Transaction Document (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it; and

         (l) the Security Trustee shall not (unless and to the extent ordered to do so by a court of competent jurisdiction) be required to disclose to any Funding Secured Creditor any information made available to the Security Trustee by Funding in connection with the trusts of this Deed or the Transaction Documents and no Funding Secured Creditor shall be entitled to take any action to obtain from the Security Trustee any such information.

24.2     REPRESENTATIONS AND WARRANTIES, ETC.

         The Security Trustee shall not be responsible for any recitals or statements or warranties or representations of any party (other than the Security Trustee) contained herein or in any other Transaction Document or any other document entered into in connection therewith and shall assume the accuracy and correctness thereof and shall not be responsible for the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of any such agreement or other document or any trust or security thereby constituted or evidenced. The Security Trustee may accept without enquiry, requisition or objection such title as Funding may have to the Funding Charged Property or any part thereof from time to time and shall not be required to investigate or make any enquiry into the title of Funding to the Funding Charged Property or any part thereof from time to time whether or not any default or failure is or was known to the Security Trustee or might be, or might have been, discovered upon examination, inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing, each Funding Secured Creditor shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of Funding, and the Security Trustee shall not at any time have any responsibility for the same and each Funding Secured Creditor shall not rely on the Security Trustee in respect thereof.

24.3     PERFECTION

         The Security Trustee shall not be bound to give notice to any person of the execution of this Deed nor shall it be liable for any failure, omission or defect in perfecting the security intended to be constituted hereby including, without prejudice to the generality of the foregoing:

         (a) failure to obtain any licence, consent or other authority for the execution of the same;

         (b) failure to register the same in accordance with the provisions of any of the documents of title of Funding to any of the Funding Charged Property; and

         (c) failure to effect or procure registration of or otherwise protect any of the Transaction Documents by registering the same under any registration laws in any territory, or by registering any notice, caution or other entry prescribed by or pursuant to the provisions of the said laws.

24.4     ENFORCEABILITY, ETC.

         The Security Trustee shall not be responsible for the genuineness, validity or effectiveness of any of the Transaction Documents or any other documents entered into in connection therewith or any other document or any obligations or rights created or purported to be created thereby or pursuant thereto or any security or the priority thereof constituted or purported to be constituted by or pursuant to this Deed or any of the other Transaction Documents, nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decision of any court and (without prejudice to the generality of the foregoing) the Security Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

         (a)     the nature, status, creditworthiness or solvency of Funding;

         (b) the execution, legality, validity, adequacy, admissibility in evidence or enforceability of this Deed or any other Transaction Document relating to the Funding Charged Property or any other document entered into in connection therewith;

         (c) the registration, filing, protection or perfection of any security relating to this Deed or the other Transaction Documents relating to the Funding Charged Property or the priority of the security thereby created whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

         (d) the scope or accuracy of any representations, warranties or statements made by or on behalf of Funding or any other person or entity at any time provided in any Transaction Document relating to the Funding Charged Property or in any document entered into in connection therewith;

         (e) the performance or observance by Funding or any other person with any provisions of this Deed or any other Transaction Document relating to the Funding Charged Property or in any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event contained therein or any waiver or consent which has at any time been granted in relation to any of the foregoing;

         (f) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with the Funding Charged Property;

         (g)     the title of Funding to any of the Funding Charged Property;

         (h) the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to this Deed or other documents entered into in connection herewith;

         (i) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of this Deed or any other document;

         (j) the failure to prevent, whether by act or omission, a fixed charge granted under this Deed from becoming a floating charge; or

         (k) any other matter or thing relating to or in any way connected with this Deed or the Funding Charged Property or any document entered into in connection therewith whether or not similar to the foregoing.

24.5     NO SUPERVISION

         The Security Trustee shall be under no obligation to monitor or supervise the functions of the Account Bank under the Bank Account Agreement or of any other person under or pursuant to any of the other Transaction Documents.

24.6     NO LIABILITY

         The Security Trustee shall not be liable or responsible for any loss, cost, damage, expense or inconvenience which may result from anything done or omitted to be done by it under this Deed or under any of the other Transaction Documents save where the same arises as a result of the Security Trustee's fraud, wilful default or negligence.

24.7     CONCLUSIVE AND BINDING DETERMINATIONS

         The Security Trustee as between itself and the Funding Secured Creditors shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Deed and the other Transaction Documents and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Security Trustee, shall be conclusive and shall bind the Security Trustee and the Funding Secured Creditors.

24.8     USE OF PROCEEDS

         The Security Trustee shall not be responsible for the receipt or application by Funding of the proceeds of any Term Advance or any Start-up Loan.

24.9     NO INDEMNITY

         None of the provisions of this Deed shall, in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as security trustee under this Deed, having regard to the provisions of this Deed and any of the other Transaction Documents to which the Security Trustee is a party conferring on the Security Trustee any powers, authorities or discretions, relieve or indemnify the Security Trustee against any liabilities which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this Deed.

24.10    DEFICIENCY OR ADDITIONAL PAYMENT

         The Security Trustee shall have no responsibility whatsoever to any Funding Secured Creditor as regards any deficiency or additional payment, as the case may be, which might arise because the Security Trustee is subject to any Tax in respect of the Funding Charged Property or any part thereof or any income therefrom or any proceeds thereof or is required by law to make any withholding or deduction from any payment to any Funding Secured Creditor.

25.      SUPPLEMENTAL PROVISIONS REGARDING THE SECURITY TRUSTEE

25.1     ASSUMPTION OF NO DEFAULT

         Except as herein otherwise expressly provided, the Security Trustee shall be and is hereby authorised to assume without enquiry, and it is hereby declared to be the intention of the Security Trustee that it shall assume without enquiry, that Funding and each of the other parties thereto is duly performing and observing all the covenants and provisions contained in this Deed and the other Transaction Documents and on its part to be performed and observed and that no event has occurred which constitutes a Potential Intercompany Loan Event of Default or Intercompany Loan Event of Default or which would cause a right or remedy to become excisable, whether by Funding or the Security Trustee, under or in respect of any of the Transaction Documents.

25.2     DELEGATION

         The Security Trustee may, in the execution of all or any of the trusts, powers, authorities and discretions vested in it by this Deed or any of the other Transaction Documents, act by responsible officers or a responsible officer for the time being of the Security Trustee. The Security Trustee may also, whenever it thinks expedient in the interests of the Funding Secured Creditors, whether by power of attorney or otherwise, delegate to any person or persons all or any of the trusts, rights, powers, duties, authorities and discretions vested in it by this Deed or any of the other Transaction Documents. Any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub delegate) as the Security Trustee may think fit in the interests of the Funding Secured Creditors or any of them, provided that the Security Trustee shall have exercised reasonable care in the selection of such delegate and, where a power to sub delegate has been given, shall oblige the delegate to exercise reasonable care in the selection of any sub delegate. The Security Trustee shall not be bound to supervise the proceedings of, or be responsible for any loss incurred by any misconduct or default on the part of, such delegate or sub delegate. The Security Trustee shall give prompt notice to Funding of the appointment of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice of the appointment of any sub delegate to Funding.

25.3     COMMERCIAL TRANSACTIONS

         The Security Trustee shall not, and no director, officer or employee of any corporation being a Security Trustee hereof shall by reason of the fiduciary position of the Security Trustee be in any way precluded from making any commercial contracts or entering into any commercial transactions with Funding, an Issuer, Holdings or any subsidiary of Holdings, an Issuer or any other party to the Transaction Documents, whether directly or through any subsidiary or associated company, or from accepting the trusteeship of any other debenture stock, debentures or securities of Funding, any Issuer, Holdings or any subsidiary of Holdings, any Issuer or any other party to the Transaction Documents, and without prejudice to the generality of these provisions, it is expressly declared that such contracts and transactions include any contract or transaction in relation to the placing, underwriting, purchasing, subscribing for or dealing with or lending monies upon or making payments in respect of or any stock, shares, debenture stock, debentures or other securities of Funding, any Issuer, Holdings or any subsidiary of Holdings, any Issuer or any other party to the Transaction Documents or any contract of banking or insurance with Funding, any Issuer, Holdings or any subsidiary of Holdings, any Issuer or any other party to the Transaction Documents and neither the Security Trustee nor any such director, officer or employee shall be accountable to any Funding Secured Creditor or to Funding or any Issuer for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions, and the Security Trustee and any such director, officer or employee shall also be at liberty to retain the same without accounting therefor.

25.4     ADDITIONAL POWERS

         The powers conferred by this Deed upon the Security Trustee shall be in addition to any powers which may from time to time be vested in it by general law.

25.5     DUTIES AND RESPONSIBILITIES OF SECURITY TRUSTEE

         The Security Trustee has no duties or responsibilities except those expressly set out in this Deed or in the Transaction Documents.

25.6     CONSENT OF SECURITY TRUSTEE

         If a request is made to the Security Trustee to give its consent to any event, matter or thing, then:

         (a) if any Transaction Document specifies that the Security Trustee is required to give its consent to that event, matter or thing if certain specified conditions are satisfied in relation to that event, matter or thing, then the Security Trustee shall give its consent to that event, matter or thing upon being satisfied acting reasonably that those specified conditions have been satisfied; and

         (b) in any other case, the Security Trustee may give its consent to that event, matter or thing if the event, matter or thing is not, in its opinion acting reasonably, materially prejudicial to the interests of the Funding Secured Creditors.

25.7     INTERESTS OF FUNDING SECURED CREDITORS

         Where the Security Trustee is required to have regard to the interests of any Funding Secured Creditor, the Security Trustee may consult with such Funding Secured Creditor and may rely on the opinion of such Funding Secured Creditor as to whether any act, matter or thing is or is not in the interests of, or materially prejudicial to the interests of, such Funding Secured Creditor.

25.8     MODIFICATION TO TRANSACTION DOCUMENTS

         The Security Trustee may from time to time and at any time without any consent or sanction of the Funding Secured Creditors concur with any person in making or sanctioning any modification:

         (a) to any of the Transaction Documents which in the opinion of the Security Trustee it may be expedient to make, provided that the Security Trustee is of the opinion acting reasonably that such modification will not be materially prejudicial to the interests of the Funding Secured Creditors or, if it is not of that opinion in relation to any Funding Secured Creditor, such Funding Secured Creditor has given its written consent to such modification;

         (b) to any of the Transaction Documents which in the Security Trustee's opinion is made to correct a manifest error or is of a formal, minor or technical nature; or

         (c) to any of the Transaction Documents provided the Rating Agencies confirm that as a result of such modification there will not be any adverse effect on the then current ratings by the Rating Agencies of the existing Notes of any Issuer.

         Any such modification shall be binding on the Funding Secured Creditors and, unless the Security Trustee otherwise agrees, notice thereof shall be given by Funding to the Funding Secured Creditors as soon as practicable thereafter. Each of the Funding Secured Creditors agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or requested by the other party at the other party's expense to establish, maintain and protect the rights and remedies of the other party and carry out and effect the intent and purpose of this Clause 25.7 (Modifications to Transaction Documents).

25.9     AUTHORISATION OR WAIVER OF BREACH

         Subject to Clause 15.10 (Acceleration) of the Intercompany Loan Terms and Conditions and Clause 15.10 (Acceleration) of the Master Intercompany Loan Agreement, the Security Trustee may, without the consent of the Funding Secured Creditors, without prejudice to its right in respect of any further or other breach, from time to time and at any time, but only if and in so far as in its opinion the interests of the Funding Secured Creditors will not be materially prejudiced thereby or, if it is not of that opinion acting reasonably in relation to any Funding Secured Creditor, such Funding Secured Creditor has given its written consent thereto, authorise or waive, on such terms and conditions (if any) as shall seem expedient to it, any proposed or actual breach of any of the covenants or provisions contained in or arising pursuant to any of the Transaction Documents. Any such authorisation or waiver shall be binding on the Funding Secured Creditors and, unless the Security Trustee otherwise agrees, notice thereof shall be given by Funding to the Funding Secured Creditors as soon as practicable thereafter.

26.      REMUNERATION OF THE SECURITY TRUSTEE

26.1     REMUNERATION

(a) Funding shall (subject as hereinafter provided) pay to the Security Trustee annually a fee of such amount and payable on such dates as shall from time to time be agreed by Funding and the Security Trustee. All such remuneration shall be payable in accordance with the Funding Pre-Enforcement Revenue Priority of Payments or, as the case may be, the Funding Post Enforcement Priority of Payments. Such remuneration shall accrue from day to day and be payable up to and including the date when all of the Funding Secured Obligations have been paid or discharged and the Security Trustee has released, reassigned and/or discharged the Funding Charged Property as provided in Clause 4 (Release of Funding Charged Property).

(b) Funding shall pay to the Security Trustee an amount equal to the amount of any VAT chargeable in respect of its remuneration under this Deed subject to the Security Trustee's issuing to Funding a proper VAT invoice in respect thereof.

26.2     INCREASED REMUNERATION

         In the event of a Intercompany Loan Event of Default or Potential Intercompany Loan Event of Default occurring or in the event of the Security Trustee finding it expedient or being required to undertake any duties outside the scope of the normal duties of the Security Trustee under this Deed, the rate of remuneration in force immediately prior thereto shall be increased by such amount as shall be agreed between Funding and the Security Trustee, such increased remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable up to and including the date when all the Funding Secured Obligations have been paid or discharged and the Security Trustee has released, reassigned and/or discharged the Funding Charged Property as provided in Clause 4 (Release of Funding Charged Property).

26.3     DISPUTES

         In the event of the Security Trustee and Funding failing to agree upon the amount of any remuneration from time to time pursuant to Clause
         26.1 (Remuneration) or to agree in a case to which Clause 26.2 (Increased Remuneration) above applies upon whether such duties are outside the scope of the normal duties of the Security Trustee hereunder or upon the amount of such additional remuneration, such matters shall be determined by a merchant bank (acting as an expert and not as an arbitrator) selected by the Security Trustee and approved by Funding or, failing such approval, nominated by the President for the time being of the Law Society of England and Wales, the expenses being involved in such nomination and the fees of such merchant bank being payable by Funding and the Security Trustee in such proportion as the merchant bank shall direct, and the decision of any such merchant bank shall be final and binding on Funding and the Security Trustee.

26.4     EXPENSES

         In addition to remuneration hereunder, Funding shall on written request, pay (on an indemnity basis) all other costs, charges and expenses which the Security Trustee may properly incur in relation to the negotiation, preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Deed and any of the other Transaction Documents to which the Security Trustee is a party including but not limited to travelling and legal expenses and any stamp, issue, registration, documentary and other Taxes (other than Taxes on its income, profits or gains) or duties paid or payable by the Security Trustee in connection with any action taken or contemplated by or on behalf of the Security Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, this Deed or any of the other Transaction Documents.

26.5     INDEMNITY

         Without prejudice to the right of indemnity by law given to trustees, Funding shall indemnify the Security Trustee, on an after Tax basis, in respect of all proceedings (including claims and liabilities in respect of Taxes other than the Security Trustee's income, profits or gains), claims and demands and all costs, charges, expenses (including, without prejudice to the generality of the foregoing, legal and travelling expenses), and liabilities to which it (or any person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by or pursuant to this Deed and any of the other Transaction Documents to which the Security Trustee is a party) may be or become liable or which may be properly incurred by it (or any such person as aforesaid) in the execution or purported execution of any of its trusts, powers, authorities and discretions hereunder or its functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to this Deed and any of the other Transaction Documents to which the Security Trustee is a party shall be entitled to be indemnified out of the Funding Charged Property in respect thereof, save where the same arises as a result of the fraud, negligence or wilful default by the Security Trustee or breach by the Security Trustee of the terms of this Deed, its officers or employees. The Security Trustee shall not be entitled to be indemnified twice in respect of the same matter pursuant to this Clause and the indemnity contained in Clause 16.2 (Indemnity) of this Deed.

26.6     SURVIVAL

         Unless otherwise specifically stated in any discharge of this Deed, the provisions of Clauses 16 (Expenses and Indemnity) and 26 (Remuneration of the Security Trustee) shall continue in full force and effect notwithstanding such discharge.

26.7     STAMP DUTIES

         Funding shall, to the extent permitted by applicable United Kingdom law, pay all stamp duties and other duties or taxes of a similar nature, including for the avoidance of doubt any duty levied under the Stamp Act 1891 as amended and supplemented, (if any) payable on or arising out of or in consequence of:

         (a) the creation of the security constituted by or pursuant to this Deed; and

         (b) the execution and delivery of this Deed and documents executed pursuant hereto and the other Funding Agreements (except where the obligation to pay all stamp duties and other duties or taxes of a similar nature is expressed to be the obligation of a person other than Funding).

27.      APPOINTMENT OF NEW SECURITY TRUSTEE AND REMOVAL OF SECURITY TRUSTEE

27.1     POWERS OF FUNDING

(a) The power of appointing a new Security Trustee and removing the Security Trustee or any new Security Trustee shall be vested in Funding but such appointment or removal must be approved by each of the Funding Secured Creditors (such approval not to be unreasonably withheld or delayed). A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof. Any appointment of a new Security Trustee and any retirement of an existing Security Trustee hereof shall as soon as practicable thereafter be notified by Funding to the Funding Secured Creditors.

(b) Any new Security Trustee must (i) meet the requirements of section 26(a)(1) of the US Investment Company Act of 1940; (ii) not be an affiliate (as defined in Rule 405 of the US Securities Act of 1933, as amended) of any relevant Issuer or of any person involved in the organisation or operation of any relevant Issuer; (iii) not offer or provide credit or credit enhancement to any relevant Issuer; and (iv) execute an agreement or instrument concerning the Notes containing provisions to the effect set forth in section 26(a)(3) of the US Investment Company Act of 1940.

27.2     POWERS OF SECURITY TRUSTEE

         Notwithstanding the provisions of Clause 27.1 (Powers of Funding), the Security Trustee may (as attorney for Funding) upon giving prior notice to Funding but without the consent of Funding or the Funding Secured Creditors appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Security Trustee:

         (a) if the Security Trustee reasonably considers such appointment to be in the interests of the Funding Secured Creditors (or any of them); or

         (b) for the purposes of conforming to any legal requirement, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed or any Funding Charged Property is or is to be located; or

         (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of this Deed or any of the other Transaction Documents to which the Security Trustee is a party or obligations arising pursuant thereto or any of the security constituted by or pursuant to this Deed.

         Funding hereby irrevocably appoints the Security Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of this Deed or any of the other Transaction Documents to which the Security Trustee is a party) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Security Trustee by this Deed or any of the other Transaction Documents to which the Security Trustee is a party) and such duties and obligations as shall be conferred or imposed on it by the instrument of appointment. The Security Trustee shall have power in like manner to remove any such person. Such proper remuneration as the Security Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Deed be treated as costs, charges and expenses incurred by the Security Trustee.

27.3     MULTIPLE TRUSTEES

         Whenever there shall be more than two trustees hereof, the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by this Deed and any of the other Transaction Documents in the Security Trustee generally.

28.      RETIREMENT OF SECURITY TRUSTEE

         Any trustee for the time being of this Deed may retire at any time upon giving not less than three months' prior notice in writing to Funding without assigning any reason therefor and without being responsible for any costs resulting from such retirement. The retirement or removal of any trustee shall not become effective unless there remains at least one trustee hereof being a trust corporation in office upon such retirement or removal. Funding covenants that, in the event of a trustee (being a sole trustee or the only trust corporation) giving notice under this Clause or being removed as referred to in Clause 27.1 (Powers of Funding) it shall use its best endeavours to procure a new trustee of this Deed (being a trust corporation) to be appointed as soon as reasonably practicable thereafter (for the avoidance of doubt, in the same terms as this Deed). If within 60 days of having given notice of its intention to retire, Funding has failed to appoint a replacement Security Trustee, the outgoing Security Trustee will be entitled to appoint its successor (provided that such successor is acceptable to the Rating Agencies and will agree to the terms of this Deed).

29.      TRUST INDENTURE ACT PREVAILS

         If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the U.S. Trust Indenture Act of 1939 (the "ACT"), as amended, the required provision of the Act shall prevail.

30.      NOTICES AND DEMANDS

30.1     SERVICE OF NOTICES

         Any notices to be given pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent to the addresses given in Clause 30.2 below by prepaid first class post, by hand or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched, (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a Business Day or on the next Business Day if delivered thereafter or on a day which is not a Business Day or (in the case of first class post) when it would be received in the ordinary course of the post.

30.2     ADDRESS

         The addresses referred to in this Clause 30.2 (Address) are as follows:

         (a) in the case of Funding, to Holmes Funding Limited c/o Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (facsimile number 020 7612 4319) for the attention of The Company Secretary with a copy to Abbey National plc, c/o Abbey House (AAM 129), 201 Grafton Gate East, Milton Keynes, MK9 1AN (facsimile number 01908 343 019) for the attention of the Securitisation Team, Retail Credit Risk;

         (b) in the case of the First Issuer, Second Issuer, Third Issuer, Fourth Issuer, Fifth Issuer, Sixth Issuer, Seventh Issuer, Eighth Issuer, Ninth Issuer, Tenth Issuer and the Master Issuer to, respectively: Holmes Financing (No. 1) PLC, Holmes Financing (No. 2) PLC, Holmes Financing (No. 3) PLC, Holmes Financing (No. 4) PLC, Holmes Financing (No. 5) PLC, Holmes Financing (No. 6) PLC, Holmes Financing (No. 7) PLC, Holmes Financing (No. 8) PLC, Holmes Financing (No. 9) PLC, Holmes Financing (No. 10) PLC and Holmes Master Issuer PLC c/o Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (facsimile number (44) 20 7756 5627) for the attention of the Company Secretary with a copy to Abbey National plc, c/o Abbey House (AAM 129), 201 Grafton Gate East, Milton Keynes MK9 1AN (facsimile number (44) 1908 343 019) for the attention of Securitisation Team, Retail Credit Risk;

         (c) in the case of the Mortgages Trustee, to Holmes Trustees Limited c/o Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (facsimile number 020 7756 5627) for the attention of The Company Secretary with a copy to Abbey National plc, c/o Abbey House (AAM 129), 201 Grafton Gate East, Milton Keynes, MK9 1AN (facsimile number 01908 343 019) for the attention of the Securitisation Team, Retail Credit Risk;

         (d) in the case of the Cash Manager, to Abbey National plc, Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (facsimile number 020 7612 4319) for the attention of The Company Secretary with a copy to Abbey National plc, c/o Abbey House (AAM 129), 201 Grafton Gate East, Milton Keynes, MK9 1AN (facsimile number 01908 343 019) for the attention of Securitisation Team, Retail Credit Risk;

         (e) in the case of the Account Bank, to Abbey National plc, 21 Prescot Street, London E1 8AD (facsimile number 020 7612 5088) for the attention of Head of Subsidiary Banking;

         (f) in the case of the Security Trustee, to JPMorgan Chase Bank, N.A., London Branch, attention Manager, Trust Administration (facsimile number 020 7777 5410);

         (g) in the case of the First Start-Up Loan Provider, Second Start-Up Loan Provider, Third Start-Up Loan Provider, Fourth Start-Up Loan Provider, Fifth Start-Up Loan Provider, Sixth Start-Up Loan Provider, Seventh Start-Up Loan Provider and Eighth Start-Up Loan Provider to Abbey National plc, Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (facsimile number (44) 20 7756
                 5627) for the attention of the Company Secretary;

         (h) in the case of the Corporate Services Provider, to Wilmington Trust SP (Services) London Limited, Tower 42, Level 11, International Financial Centre, 25 Old Broad Street, London EC2N 1HQ (facsimile number 020 7614 1122) for the attention of Martin McDermott;

         (i) in the case of the Funding Swap Provider, to Abbey National Treasury Service PLC, Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (facsimile no.: 020 7612 4319) for the attention of the Company Secretary;

         (j) in the case of Moody's, to Moody's Investor Services, 2 Minster Court, Mincing Lane, London EC3R 7XB (facsimile number 020 7772 5400) for the attention of Nick Lindstrom, Asset Backed Finance;

         (k) in the case of S&P, to Standard & Poor's, 20 Canada Square, 11th Floor, London E14 5LH (facsimile number 020 7826 3598) for the attention of the Structured Finance Surveillance Group; and

         (l) in the case of Fitch, to Fitch Ratings Limited, 101 Finsbury Pavement, London EC2A 1RS (facsimile number: 020 7417 6262) for the attention of SF Surveillance,

         or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this Clause 30.

31.      FURTHER PROVISIONS

31.1     EVIDENCE OF INDEBTEDNESS

         In any action, proceedings or claim relating to this Deed or the charges contained in this Deed, a statement as to any amount due to any Funding Secured Creditor or of the Funding Secured Obligations or any part thereof or a statement of any amounts which have been notified to the Security Trustee as being amounts due to any Funding Secured Creditor which is certified as being correct by an officer of the Security Trustee or an officer of the relevant Funding Secured Creditor shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

31.2     RIGHTS CUMULATIVE, WAIVERS

         The respective rights of the Security Trustee, the Funding Secured Creditors and any Receiver are cumulative, and may be exercised as often as they consider appropriate and are in addition to their respective rights under the general law. The respective rights of the Security Trustee, the Funding Secured Creditors and any Receiver in relation to this Deed (whether arising under this Deed or under the general law) shall not be capable of being waived or varied otherwise than by express waiver or variation in writing and, in particular, any failure to exercise or any delay in exercising any such rights shall not operate as a variation or waiver of that or any other such right; any defective or partial exercise of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude them from exercising any such right or constitute a suspension or any variation of any such right.

31.3     INVALIDITY OF ANY PROVISION

         If any of the provisions of this Deed become invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

31.4     LIABILITY

         All the liabilities and obligations of Funding under or by virtue of this Deed shall not be impaired by:

         (a) any failure of this Deed to be legal, valid, binding and enforceable as regards Funding whether as a result of a lack of corporate powers or of directors' authority, defective execution or for any other reason whatsoever;

         (b) any giving of time, forbearance, indulgence or waiver as regards Funding;

         (c)     a discharge or release of Funding; or

         (d) any other matter or event whatsoever whether similar to the foregoing or not which might have the effect of impairing all or any of its liabilities or obligations except proper and valid payment or discharge of all Funding Secured Obligations and amounts whatsoever which this Deed provides are to be paid by Funding or an absolute discharge or release of Funding signed by the Funding Secured Creditors and the Security Trustee.

31.5     SEVERABILITY

         Any provision of this Deed which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each of Funding hereby waives any provision of law but only to the extent permitted by law which renders any provision of this Deed prohibited or unenforceable in any respect.

31.6     VARIATION

         No variation of any provision(s) of this Deed shall be effective unless it is in writing and signed by (or by a person duly authorised by) each of the parties hereto.

31.7     COUNTERPARTS

         This Deed may be signed (manually or by facsimile) and delivered in more than one counterpart all of which, taken together, shall constitute one and the same Deed. This Deed (in relation to any rights or assets situated in Scotland or otherwise governed by Scots law) shall be fully effective and binding on Funding upon at least one copy of this Deed having been executed and delivered by Funding, notwithstanding that this Deed has not then been executed and delivered by any other party hereto or that such other party has executed or executes or has delivered or delivers a counterpart to this Deed.

31.8     FUNDING SECURED CREDITORS

         Each Funding Secured Creditor shall be bound by the provisions of this Deed as if it contained covenants by each Funding Secured Creditor in favour of the Security Trustee and every other

         Funding Secured Creditor to observe and be bound by all the provisions of this Deed expressed to apply to Funding Secured Creditors.

31.9     ASSIGNMENT

         None of the Funding Secured Creditors may assign, encumber or transfer all or any part of its rights or benefits and/or transfer its obligations under this Deed without the prior written consent of the Security Trustee, save that each relevant Issuer may assign its rights under this Deed without such consent to the Security Trustee under the First Issuer Deed of Charge or the issuer deed of charge applicable to the New Issuer, as the case may be.

31.10    EXCLUSION OF THIRD PARTY RIGHTS

         The parties to this Deed do not intend that any term of this Deed should be enforced, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Deed.

32.      CHOICE OF LAW

32.1     GOVERNING LAW

         This Deed is governed by and shall be construed in accordance with English law (provided that Clauses 3.8 (Intimation to Mortgages Trustee) and 12.8 (Scottish Trust Property) and any terms hereof which are particular to the law of Scotland shall be governed by and construed in accordance with Scots law).

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

FUNDING

EXECUTED as a DEED by                      )
HOLMES FUNDING                             )
LIMITED acting by two                      )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

FIRST ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.1)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

SECOND ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.2)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

THIRD ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.3)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

FOURTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.4)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

FIFTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.5)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON
Director/Secretary                               /S/ MARTIN MCDERMOTT

SIXTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.6)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

SEVENTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.7)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

EIGHTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.8)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

NINTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.9)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

TENTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.10)                   )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

MASTER ISSUER

EXECUTED as a DEED by                      )
HOLMES MASTER ISSUER                       )
PLC acting by two                          )
directors/a director and the secretary     )

Director                                         /S/ RUTH SAMSON

Director/Secretary                               /S/ MARTIN MCDERMOTT

SELLER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: ONE BUNHILL ROW, LONDON, ECY 8YY

CASH MANAGER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

FUNDING GIC PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL TREASURY                    )     /S/ CHRIS FIELDING
SERVICES PLC                               )
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

ACCOUNT BANK

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

FUNDING SWAP PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

CORPORATE SERVICES PROVIDER

EXECUTED AS A DEED BY                      )
WILMINGTON TRUST SP                        )     /S/ RUTH SAMSON
SERVICES (LONDON) LIMITED                  )
acting by its attorney in the presence of: )

(as attorney for Wilmington Trust SP       )
Services (London) Limited)                 )

Witness's Signature: /S/ S.RILEY

Name: S.RILEY

Address: 40 BANK STREET, E14 5DU

FIRST START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

SECOND START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

THIRD START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

FOURTH START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

FIFTH START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

SIXTH START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

SEVENTH START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

EIGHTH START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

ISSUE 2007-1 START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL PLC                         )     /S/ CHRIS FIELDING
acting by its attorney in the presence of: )

(as attorney for ABBEY NATIONAL PLC)       )

Witness's Signature: /S/ JAMES KENT

Name: JAMES KENT

Address: BUNHILL ROW, LONDON, ECY 8YY

SECURITY TRUSTEE

EXECUTED as a DEED by                      )
JPMORGAN CHASE BANK, N.A.,                 )     /S/ TREVOR BLEWER
LONDON BRANCH                              )
acting by its attorney                     )
in the presence of:                        )

Witness:      /S/ TREVOR BLEWER

Name:   TREVOR BLEWER

Address:  ONE CANADA SQUARE, LONDON, E14

BNY

EXECUTED as a DEED by                      )     BNY Corporate Trustee Services
                                                 Limited
BNY CORPORATE TRUSTEE                      )     by its attorney ______
SERVICES LIMITED                           )
acting by its attorneys                    )
in the presence of:                        )     BNY Corporate Trustee Services
                                                 Limited
                                           )     by its attorney ________

Witness:      /S/ S.RILEY                        /S/ HELEN KIM

Name:   S.RILEY

Address:  40 BANK STREET, E14 5DU

MORTGAGES TRUSTEE

EXECUTED as a DEED by                      )
HOLMES TRUSTEES LIMITED                    )     /S/ RUTH SAMSON
acting by its attorney                     )
in the presence of:                        )
and the secretary                          )

Witness:       /S/ S.RILEY

Name:   S.RILEY

Address:  40 BANK STREET, E14 5DU

                                  SCHEDULE 1

                      FORM OF SECURITY POWER OF ATTORNEY

THIS POWER OF ATTORNEY is made on [date] by Holmes Funding Limited (registered in England and Wales No. 3982428) whose registered office is Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the PRINCIPAL).

WHEREAS

(1) By virtue of a Deed dated 26th July, 2000 between, inter alios, Holmes Funding Limited, Holmes Financing (No. 1) PLC, the Corporate Services Provider, the Account Bank, the Funding GIC Provider, the Security Trustee, the Seller, the Start-Up Loan Provider, the Cash Manager and the Funding Swap Provider, as amended and restated by a Deed dated 7 November 2002 and as further amended and restated by Deeds dated 28 November 2006 and 28 March 2007 (the FUNDING DEED OF CHARGE) between the foregoing parties and others, provision was made for the execution by the Principal of this Power of Attorney.

(2) Words and phrases in this Power of Attorney shall (save where expressed to the contrary) have the same meanings respectively as the words and phrases in the Funding Deed of Charge.

NOW THIS POWER OF ATTORNEY WITNESSETH

1. The Principal hereby irrevocably and by way of security for the performance of the covenants, conditions, obligations and undertakings on the part of the Principal contained in the Funding Deed of Charge (and the other Transaction Documents to which the Principal is a party from time to time) appoints JPMorgan Chase Bank, N.A., London Branch and any other person or persons for the time being the Security Trustee or Security Trustees of and under the Funding Deed of Charge (the ATTORNEY) and any receiver including any administrative receiver and any manager (the RECEIVER) and/or administrator (the ADMINISTRATOR) appointed from time to time by the Attorney or on its behalf its true and lawful attorney for and in the Principal's name or otherwise jointly and severally to do any act matter or thing which the Attorney, Receiver or Administrator considers in each case to be necessary for the protection or preservation of the Attorney's and the Funding Secured Creditors' interests and rights (as described in the Funding Deed of Charge) in and to the Funding Charged Property or which ought to be done under the covenants, undertakings and provisions contained in the Funding Deed of Charge and the other Transaction Documents to which Funding is a party from time to time on or at any time after the service of an Intercompany Loan Enforcement Notice or in any other circumstances where the Attorney has become entitled to take any of the steps referred to in the Funding Deed of Charge including (without limitation) any or all of the following:

         (a) to do every act or thing which the Attorney, Receiver or Administrator may deem to be necessary, proper or expedient for fully and effectually vesting, transferring or assigning the Funding Charged Property or any part thereof and/or the Principal's estate, right, title, benefit and/or interest therein or thereto in or to the Attorney and its successors in title or other person or persons entitled to the benefit thereof in the same manner and as fully and effectually, vesting, transferring or charging, as the case may be, in all respects as the Principal could have done;

         (b) the power by writing under its hand by an officer of the Attorney (including every Receiver appointed under the Funding Deed of Charge) from time to time to appoint a substitute attorney (each a SUBSTITUTE) who shall have power to act on behalf of the Principal as if that Substitute shall have been originally appointed Attorney by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

2. In favour of the Attorney, any Receiver and/or Administrator and/or Substitute, or a person dealing with any of them and the successors and assigns of such a person, all acts properly done and documents executed or signed by the Attorney, a Receiver, an Administrator or a Substitute in the purported exercise of any power conferred by this Power of Attorney shall for all purposes be valid and binding on the Principal and its successors and assigns.

3. The Principal irrevocably and unconditionally undertakes to indemnify the Attorney and each Receiver and/or Administrator and/or Substitute appointed from time to time by the Attorney and their respective estates (each an INDEMNIFIED PARTY) against all actions, proceedings, claims, costs, expenses and liabilities of every description arising from the exercise, or the purported exercise, of any of the powers conferred by this Power of Attorney, save where the same arises as the result of the fraud, negligence or wilful default of the relevant Indemnified Party or its officers or employees.

4. The provisions of Clause 3 shall continue in force after the revocation or termination, howsoever arising, of this Power of Attorney.

5. The laws of England and Wales shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and each Receiver and/or Administrator and/or Substitute carried out or purported to be carried out under the terms hereof.

6. The Principal hereby agrees at all times hereafter to ratify and confirm whatsoever the said Attorney or its attorney or attorneys or any Receiver or Administrator or Substitute shall properly and lawfully do or cause to be done in and concerning the Funding Charged Property.

IN WITNESS whereof this Power of Attorney has been executed as a deed by the Principal the day and year first before written.

EXECUTED as a DEED by             )
HOLMES FUNDING LIMITED            )
in the presence of:               )

Signature:

Name:

Address:

                                  SCHEDULE 2

                         FORM OF ACCESSION UNDERTAKING

THIS DEED is made on [    ]

BETWEEN

(1) HOLMES FUNDING LIMITED (registered in England and Wales No. 3982428) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (FUNDING);

(2) HOLMES FINANCING (NO. 1) PLC (registered in England and Wales No. 3946294) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FIRST ISSUER);

(3) HOLMES FINANCING (NO. 2) PLC (registered in England and Wales No. 4056122) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the SECOND ISSUER);

(4) HOLMES FINANCING (NO. 3) PLC (registered in England and Wales No. 4154576) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the THIRD ISSUER);

(5) HOLMES FINANCING (NO. 4) PLC (registered in England and Wales No. 4167953) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FOURTH ISSUER);

(6) HOLMES FINANCING (NO. 5) PLC (registered in England and Wales No. 4258785) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FIFTH ISSUER);

(7) HOLMES FINANCING (NO. 6) PLC (registered in England and Wales No. 4359738) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the SIXTH ISSUER);

(8) HOLMES FINANCING (NO. 7) PLC (registered in England and Wales No. 4645659) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the SEVENTH ISSUER);

(9) HOLMES FINANCING (NO. 8) PLC (registered in England and Wales No. 499222) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the EIGHTH ISSUER);

(10) HOLMES FINANCING (NO. 9) PLC (registered in England and Wales No. 5115696) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the NINTH ISSUER);

(11) HOLMES FINANCING (NO. 10) PLC (registered in England and Wales No. 5865155) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the TENTH ISSUER);

(12) HOLMES MASTER ISSUER PLC (registered in England and Wales No. 5953811) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MASTER ISSUER);

(13) HOLMES TRUSTEES LIMITED (registered in England and Wales No. 3982431) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MORTGAGES TRUSTEE);

(14) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN as seller (the SELLER);

(15) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN as cash manager (the CASH MANAGER, which expression shall include such person and all other persons for the time being acting as the cash manager or cash managers pursuant to the Cash Management Agreement);

(16) ABBEY NATIONAL PLC, acting through its office at 21 Prescot Street, London E1 8AD in its capacity as GIC provider to Funding under the Funding GIC Account Agreement (the FUNDING GIC PROVIDER, which expression shall include such person and all other persons for the time being acting as the GIC provider or GIC providers to Funding pursuant to the Funding GIC Account Agreement);

(17) ABBEY NATIONAL PLC, acting though its office at 21 Prescot Street, London E1 8AD as account bank (the ACCOUNT BANK, which expression shall include such person and all other persons for the time being acting as the account bank or account banks to Funding pursuant to the Bank Account Agreement);

(18) ABBEY NATIONAL TREASURY SERVICES PLC, acting through its office at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FUNDING SWAP PROVIDER, which expression shall include such person and all other persons for the time being acting as the variable rate swap provider or providers and/or the tracker rate swap provider or providers and/or interest rate swap provider or providers pursuant to the Funding Swap Agreements);

(19) WILMINGTON TRUST SP SERVICES (LONDON) LIMITED (registered in England and Wales No. 2548079) whose registered office is at Tower 42, Level 11, International Financial Centre, 25 Old Broad Street, London EC2N 1HQ (the CORPORATE SERVICES PROVIDER, which expression shall include such person and all other persons for the time being acting as the corporate service provider or corporate service providers pursuant to the Corporate Services Agreement);

(20) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN as the new start-up loan provider pursuant to the First Start-up Loan Agreement made on 26th July, 2000 with Funding and the Security Trustee and a deed of novation made on 15th January, 2003 (the First Start-up Loan Provider), as the new start-up loan provider pursuant to the Start-up Loan Agreement made on 29th November, 2000 with Funding and the Security Trustee and a deed of novation made on 15th January, 2003 (the Second Start-up Loan Provider), as start-up loan provider pursuant to the Third Start-up Loan Agreement made on 23rd May, 2001 with Funding and the Security Trustee (the THIRD START-UP LOAN PROVIDER), as start-up loan provider pursuant to the Fourth Start-up Loan Agreement made on 5th July, 2001 with Funding and the Security Trustee (the FOURTH START-UP LOAN PROVIDER), as start-up loan provider to Funding pursuant to the Fifth Start-up Loan Agreement (the FIFTH START-UP LOAN

         PROVIDER) and as start-up loan provider to Funding pursuant to the Sixth Start-up Loan Agreement (the SIXTH START-UP LOAN PROVIDER), as start-up loan provider to Funding pursuant to the Seventh Start-up Loan Agreement made on 26th March, 2003 with Funding and the Security Trustee (the Seventh Start up Loan Provider), as start-up loan provider to Funding pursuant to the Eighth Start-up Loan Agreement made on the Eighth Issuer Closing Date with Funding and the Security Trustee (the Eighth Start-up Loan Provider and as start-up loan provider to Funding pursuant to the Issue 2007-1 Start-up Loan Agreement made on the 2007-1 closing Date with Funding and the Security Trustee (the ISSUE 2007-1 START-UP LOAN PROVIDER)), which expression shall respectively include such person or all other persons for the time being acting as start-up loan provider pursuant to the Third Start-up Loan Agreement, as start-up loan provider pursuant to the Fourth Start-up Loan Agreement, as start-up loan provider pursuant to the Fifth Start-up Loan Agreement, as start-up loan provider pursuant to the Sixth Start-up Loan Agreement or as start-up loan provider pursuant to the Issue 2007-1 Start-up Loan Agreement;

(21) JPMORGAN CHASE BANK, N.A., LONDON BRANCH whose principal office is at Trinity Tower, 9 Thomas More Street, London E1W 1YT (the SECURITY TRUSTEE, which expression includes such person and all other persons for the time being acting as the Security Trustee or trustees pursuant to the Funding Deed of Charge); and

(22)     [Any other additional secured
         creditor of Funding.]

(23)     [       ] (the NEW FUNDING SECURED CREDITOR).

NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS

(A)      Pursuant to the terms of a [describe agreement] (the AGREEMENT) dated
         [     ] made between Funding and the New Funding Secured Creditor,
         Funding has agreed to [describe nature of the obligations of Funding under the Agreement].

(B) Funding has agreed to provide the Security Trustee with the benefit of the security described in the Funding Deed of Charge to secure Funding's obligations to the Funding Secured Creditors.

(C) The terms of the Funding Deed of Charge permit Funding to secure its obligations to a New Funding Secured Creditor thereunder.

(D) The New Funding Secured Creditor has agreed to enter into this Deed to accede to the provisions of the Funding Deed of Charge.

(E) The Funding Secured Creditors have agreed to enter into this Deed to agree consequential charges to the Funding Priority of Payments set out in Part I, Part II and Part III of Schedule 3 of the Funding Deed of Charge as are required and any other amendment as may be required to give effect to this Accession Undertaking.

1.       INTERPRETATION

         The Further Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on 28 March 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Further Amended and Restated Master Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the

         Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Further Amended and Restated Master Definitions and Construction Schedule.

2.       REPRESENTATIONS AND WARRANTIES

2.1 The New Funding Secured Creditor hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors in respect of itself that as of the date of this Deed:

         (a) pursuant to the terms of the Agreement, Funding has agreed to pay to the New Funding Secured Creditor the amount (if any) [describe in relation to the Agreement]; and

         (b) the Agreement expressly provides that all amounts due from Funding thereunder are to be secured by the Funding Deed of Charge.

2.2 Funding hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors that as at the date of this Deed, the conditions to incurring further secured Financial Indebtedness set out in Clause 2.2 (New Intercompany Loan Agreements) are satisfied.

3.       ACCESSION

         In consideration of the New Funding Secured Creditor being accepted as an Funding Secured Creditor for the purposes of the Funding Deed of Charge by the parties thereto as from [date], the New Funding Secured
         Creditor:

         (a) confirms that as from [date], it intends to be a party to the Funding Deed of Charge as a Funding Secured Creditor;

         (b) undertakes to comply with and be bound by all of the provisions of the Further Amended and Restated Master Definitions and Construction Schedule (as the same may be amended, varied or restated from time to time) and the Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto;

         (c) undertakes to perform comply with and be bound by all of the provisions of the Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto as provided in Clause 31.8 (Funding Secured Creditors) (including without limitation Clauses 8.4 (Priority of Payments - After Service of an Intercompany Loan Enforcement Notice), 8.5 (Application of Monies Received After Intercompany Loan Enforcement Notice) and 9.2 (No Enforcement by Funding Secured Creditors)); and

         (d) agrees that the Security Trustee shall be the Security Trustee of the Funding Deed of Charge for all Funding Secured Creditors upon and subject to the terms set out in the Funding Deed of Charge.

4.       SCOPE OF THE THIRD AMENDED AND RESTATED FUNDING DEED OF CHARGE

         Funding, the New Funding Secured Creditor and the Security Trustee hereby agree that for relevant purposes under the Funding Deed of Charge and the Further Amended and Restated Master Definitions and Construction Schedule:

         (a)     the Agreement shall be treated as a Funding Agreement; and

         (b) the New Funding Secured Creditor shall be treated as an Funding Secured Creditor.

5.       AMENDMENT TO THE FUNDING PRIORITY OF PAYMENTS

         The Funding Secured Creditors agree to amend and restate the Funding Priority of Payments set out in Part I and Part II of Schedule 3 of the Funding Deed of Charge in accordance with Appendix 1 hereto.

6.       NOTICES AND DEMANDS

         Any notice or communication under or in connection with this Deed, the Funding Deed of Charge or the Further Amended and Restated Master Definitions and Construction Schedule shall be given in the manner and at the times set out in Clause 30 (NOTICES AND DEMANDS) of the Funding Deed of Charge to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

         The address referred to in this Clause 5 for the New Funding Secured Creditor is:

         [       ]

         For the attention of:     [     ]
         Telephone:                [     ]
         Facsimile:                [     ]

         or such other address and/or numbers as the New Issuer may notify to the parties to the Funding Deed of Charge in accordance with the provisions thereof.

7.       CHOICE OF LAW

         This Deed is governed by and shall be construed in accordance with English law.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

NEW FUNDING SECURED CREDITOR

EXECUTED as a DEED by                          )
[         ]                                    )
acting by two                                  )
directors/a director and the secretary         )

Director

Director/Secretary

FUNDING

EXECUTED as a DEED by                          )
HOLMES FUNDING                                 )
LIMITED acting by two                          )
directors/a director and the secretary         )

Director

Director/Secretary

FIRST ISSUER

EXECUTED as a DEED by                          )
HOLMES FINANCING (NO.1)                        )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

SECOND ISSUER

EXECUTED as a DEED by                          )
HOLMES FINANCING (NO.2)                        )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

THIRD ISSUER

EXECUTED as a DEED by                          )
HOLMES FINANCING (NO.3)                        )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

FOURTH ISSUER

EXECUTED as a DEED by                          )
HOLMES FINANCING (NO.4)                        )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

FIFTH ISSUER

EXECUTED as a DEED by                          )
HOLMES FINANCING (NO.5)                        )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

SIXTH ISSUER

EXECUTED as a DEED by                          )
HOLMES FINANCING (NO.6)                        )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

SEVENTH ISSUER

EXECUTED as a DEED by                          )
HOLMES FINANCING (NO.7)                        )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

EIGHTH ISSUER

EXECUTED as a DEED by                          )
HOLMES FINANCING (NO.8)                        )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

NINTH ISSUER

EXECUTED as a DEED by                          )
HOLMES FINANCING (NO.9)                        )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

TENTH ISSUER

EXECUTED as a DEED by                          )
HOLMES FINANCING (NO.10)                       )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

MASTER ISSUER

EXECUTED as a DEED by                          )
HOLMES MASTER ISSUER                           )
PLC acting by two                              )
directors/a director and the secretary         )

Director

Director/Secretary

MORTGAGES TRUSTEE

EXECUTED as a DEED by                          )
HOLMES TRUSTEES LIMITED                        )
                                               )
acting by its attorney                         )
in the presence of:                            )

Witness:

Name:

Address:

SELLER

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

CASH MANAGER

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

FUNDING GIC PROVIDER

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

ACCOUNT BANK

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

FUNDING SWAP PROVIDER

EXECUTED as a DEED by                          )
ABBEY NATIONAL TREASURY                        )
SERVICES PLC                                   )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

CORPORATE SERVICES PROVIDER

EXECUTED AS A DEED BY                          )
WILMINGTON TRUST SP                            )
SERVICES (LONDON) LIMITED                      )
acting by its attorney in the presence of:     )

(as attorney for Wilmington Trust SP           )
Services (London) Limited)                     )

Witness's Signature:                           )

Name:

Address:

FIRST START-UP LOAN PROVIDER

EXECUTED as a DEED by                          )
CITIBANK N.A.,                                 )
LONDON BRANCH                                  )
                                               )
acting by its attorney                         )
in the presence of:                            )

Witness:

Name:

Address:

SECOND START-UP LOAN PROVIDER

EXECUTED as a DEED by                          )
CITIBANK N.A., London Branch                   )
                                               )
acting by its attorney                         )
in the presence of:                            )

Witness:

Name:

Address:

THIRD START-UP LOAN PROVIDER

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

FOURTH START-UP LOAN PROVIDER

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

FIFTH START-UP LOAN PROVIDER

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

SIXTH START-UP LOAN PROVIDER

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

SEVENTH START-UP LOAN PROVIDER

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

EIGHTH START-UP LOAN PROVIDER

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

ISSUE 2007-1 START-UP LOAN PROVIDER

EXECUTED as a DEED by                          )
ABBEY NATIONAL PLC                             )
acting by its attorney in the presence of:     )

(as attorney for ABBEY NATIONAL PLC)           )

Witness's Signature:                           )

Name:

Address:

SECURITY TRUSTEE

EXECUTED as a DEED by                          )
JPMORGAN CHASE BANK, N.A.,                     )
LONDON BRANCH                                  )
acting by its attorney                         )
in the presence of:                            )

Witness's Signature:                           )

Name:

Address:

                                  SCHEDULE 3

                         FUNDING PRIORITY OF PAYMENTS

                                    PART 1

             FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS

On each Intercompany Loan Determination Date, Funding or the Cash Manager in its place will determine the Funding Available Revenue Receipts available to pay the amount set out below on the immediately succeeding Interest Payment Date.

Funding Available Revenue Receipts will be applied on each Interest Payment Date (or, in the case of amounts due by Funding or the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Tenth Issuer or the Master Issuer as the case may be, to third parties or to the First Issuer Account Bank, the Second Issuer Account Bank, the Third Issuer Account Bank, the Fourth Issuer Account Bank, the Fifth Issuer Account Bank, the Sixth Issuer Account Bank, the Seventh Issuer Account Bank, the Eighth Issuer Account Bank, the Ninth Issuer Account Bank, the Tenth Issuer Account Bank or the Master Issuer Account Banks pursuant to item (a) below or to the Account Bank pursuant to item (c) below, on the date when due) until enforcement of the Funding Security or until such time as there are no amounts outstanding under any Intercompany Loan Agreements, in making such payments and provisions in the following order of priority (the FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS) (in each case only if and to the extent that payments or provisions of a higher priority have been made in full):

(a) firstly, in or towards satisfaction pro rata and pari passu according to the respective amounts thereof of:

         (i) any remuneration then due and payable to the Security Trustee and any other amounts then due or to become due to the Security Trustee in the immediately succeeding Interest Period under the provisions of this Funding Deed of Charge together with interest and any amounts in respect of VAT thereon as provided herein;

         (ii)    any amounts due to:

                 (1) the First Issuer under the First Issuer Intercompany Loan Agreement in respect of the First Issuer's obligations specified in items (a) to (d) inclusive of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the First Issuer Post-Enforcement Priority of Payments;

                 (2) the Second Issuer under the Second Issuer Intercompany Loan Agreement in respect of the Second Issuer's obligations specified in items (a) to (d) inclusive of the Second Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Second Issuer Post-Enforcement Priority of Payments;

                 (3) the Third Issuer under the Third Issuer Intercompany Loan Agreement in respect of the Third Issuer's obligations specified in items (a) to (d) inclusive of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Third Issuer Post-Enforcement Priority of Payments;

                 (4) the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement in respect of the Fourth Issuer's obligations specified in items (a) to (d) inclusive of the Fourth

                         Issuer Pre-Enforcement Revenue Priority of
                         Payments or, as the case may be, items (a) to (c) inclusive of the Fourth Issuer Post-Enforcement Priority of Payments;

                 (5) the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement in respect of the Fifth Issuer's obligations specified in items (a) to (d) inclusive of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Fifth Issuer Post-Enforcement Priority of Payments;

                 (6) the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement in respect of the Sixth Issuer's obligations specified in items (a) to (d) inclusive of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Sixth Issuer Post-Enforcement Priority of Payments;

                 (7) the Seventh Issuer under the Seventh Issuer Intercompany Loan Agreement in respect of the Seventh Issuer's obligations specified in items (a) to (c) inclusive of the Seventh Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Seventh Issuer Post-Enforcement Priority of Payments;

                 (8) the Eighth Issuer under the Eighth Issuer Intercompany Loan Agreement in respect of the Eighth Issuer's obligations specified in items (a) to (c) inclusive of the Eighth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Eighth Issuer Post-Enforcement Priority of Payments;

                 (9) the Ninth Issuer under the Ninth Issuer Intercompany Loan Agreement in respect of the Ninth Issuer's obligations specified in items (a) to (c) inclusive of the Ninth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Ninth Issuer Post-Enforcement Priority of Payments;

                 (10) the Tenth Issuer under the Tenth Issuer Intercompany Loan Agreement in respect of the Tenth Issuer's obligations specified in items (a) to (c) inclusive of the Tenth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Tenth Issuer Post-Enforcement Priority of Payments; and

                 (11) the Master Issuer under the Master Issuer Intercompany Loan Agreement in respect of the Master Issuer's obligations specified in items (a) to (c) inclusive of the Master Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Master Issuer Post-Enforcement Priority of Payments; and

         (iii) any amounts due and payable by Funding to third parties (other than those referred to below) and incurred without breach by Funding of the Transaction Documents to which it is a party (and for which payment has not been provided for elsewhere) and to provide for any such amounts expected to become due and payable by Funding in the immediately succeeding Interest Period and to pay or discharge any liability of Funding for corporation tax on any chargeable income, profit or gain of Funding;

(b) secondly, in or towards satisfaction of any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable to the Cash Manager in the immediately succeeding Interest Period under the provisions of the Cash Management Agreement, together with amounts in respect of VAT thereon as provided therein;

(c) thirdly, in or towards satisfaction pro rata and pari passu, according to the respective amounts thereof, of amounts (if any) due to the Account Bank (including costs) pursuant to the terms of the

         Bank Account Agreement and to the Corporate Services Provider pursuant to the terms of the Corporate Services Agreement;

(d) fourthly, in or towards satisfaction of amounts due and payable (if any) by Funding to the Funding Swap Provider pursuant to the Funding Swap Agreement, except for any termination payments due and payable by Funding under the Funding Swap Agreement following a Funding Swap Provider Default in respect of the Funding Swap Provider;

(e) fifthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term AAA Advance, interest then due and payable on each of the AAA Term Advances in relation to the Intercompany Loans;

(f) sixthly, to make provision for a credit to the AAA Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(g) seventhly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term AA Advance, interest then due and payable on each of the AA Advances in relation to the Intercompany Loans;

(h) eighthly, to make provision for a credit to the AA Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(i) ninthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term A Advance, interest then due and payable on each of the A Advances in relation to the Intercompany Loans;

(j) tenthly, to make provision for a credit to the A Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(k) Zeleventhly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term BBB Advance, interest then due and payable on each of the BBB Advances in relation to the Intercompany Loans;

(l) twelfthly, to make provision for a credit to the BBB Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(m) thirteenthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term BB Advance, interest then due and payable on each of the BB Advances in relation to the Intercompany Loans;

(n) fourteenthly, to make provision for a credit to the BB Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(o) fifteenthly, to pay pro rata and pari passu according to the respective amounts thereof:

         (i) any amounts due to the First Issuer in respect of the First Issuer's obligation (if any) to make a termination payment due to any First Issuer Swap Provider (but excluding any termination payment due to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default);

         (ii) any amounts due to the Second Issuer in respect of the Second Issuer's obligation (if any) to make a termination payment due to any Second Issuer Swap Provider (but excluding any termination payment due to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default);

         (iii) any amounts due to the Third Issuer in respect of the Third Issuer's obligation (if any) to make a termination payment due to any Third Issuer Swap Provider (but excluding any termination payment due to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default);

         (iv) any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligation (if any) to make a termination payment due to any Fourth Issuer Swap Provider (but excluding any termination payment due to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default);

         (v) any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligation (if any) to make a termination payment due to any Fifth Issuer Swap Provider (but excluding any termination payment due to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Default);

         (vi) any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligation (if any) to make a termination payment due to any Sixth Issuer Swap Provider (but excluding any termination payment due to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default);

         (vii) any amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligation (if any) to make a termination payment due to any Seventh Issuer Swap Provider (but excluding any termination payment due to a Seventh Issuer Swap Provider as a result of a Seventh Issuer Swap Provider Default or a Seventh Issuer Downgrade Termination Event);

         (viii) any amounts due to the Eighth Issuer in respect of the Eighth Issuer's obligation (if any) to make a termination payment due to any Eighth Issuer Swap Provider (but excluding any termination payment due to an Eighth Issuer Swap Provider as a result of an Eighth Issuer Swap Provider Default or an Eighth Issuer Downgrade Termination Event);

        (ix) any amounts due to the Ninth Issuer in respect of the Ninth Issuer's obligation (if any) to make a termination payment due to any Ninth Issuer Swap Provider (but excluding any termination payment due to a Ninth Issuer Swap Provider as a result of a Ninth Issuer Swap Provider Default or a Ninth Issuer Downgrade Termination Event);

         (x) any amounts due to the Tenth Issuer in respect of the Tenth Issuer's obligation (if any) to make a termination payment due to any Tenth Issuer Swap Provider (but excluding any termination payment due to a Tenth Issuer Swap Provider as a result of a Tenth Issuer Swap Provider Default or a Tenth Issuer Downgrade Termination Event); and

         (xi) any amounts due to the Master Issuer in respect of the Master Issuer's obligation (if any) to make a termination payment due to any Master Issuer Swap Provider (but excluding any termination payment due to a Master Issuer Swap Provider as a result of a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event);

(p) sixteenthly, to credit the First Reserve Ledger in an amount up to the First Reserve Fund Required Amount (except that amounts standing to the credit of the Second Reserve Ledger shall not be available for this purpose);

(q) seventeenthly, if an Arrears Trigger Event has occurred, to credit all remaining amounts to the First Reserve Ledger in an amount up to the First Reserve Fund Additional Required Amount (except that amounts standing to the credit of the Second Reserve Ledger shall not be available for this purpose);

(r) eighteenthly, on each Interest Payment Date following a Funding Liquidity Reserve Fund Relevant Event, to credit the Funding Liquidity Reserve Ledger in an amount up to the Funding Liquidity Reserve Fund Required Amount;

(s) nintheenthly, to pay pro rata and pari passu according to the respective amounts due:

         (i) amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (h), (i), (j), (k) and
                 (l) of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the First Issuer Post-Enforcement Priority of Payments;

         (ii) amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items (h), (i), (j) and (k) of the Second Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Second Issuer Post-Enforcement Priority of Payments;

         (iii) amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (h), (i), (j) and (k) of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Third Issuer Post-Enforcement Priority of Payments;

         (iv) amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items (i), (j), (k), (l) and
                 (m) of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (h), (i), (j), (k) and
                 (l) of the Fourth Issuer Post-Enforcement Priority of
                 Payments;

         (v) amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (h), (i), (j) and (k) of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Fifth Issuer Post-Enforcement Priority of Payments;

         (vi) amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (h), (i), (j) and (k) of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Sixth Issuer Post-Enforcement Priority of Payments;

         (vii) amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligations specified in items (g), (h) and (i) of the Seventh Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (f), (g) and (h) of the Seventh Issuer Post-Enforcement Priority of Payments;

         (viii) amounts due to the Eighth Issuer in respect of the Eighth Issuer's obligations specified in items (g), (h) and (i) of the Eighth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (f), (g) and (h) of the Eighth Issuer Post-Enforcement Priority of Payments;

         (ix) amounts due to the Ninth Issuer in respect of the Ninth Issuer's obligations specified in items (e) of the Ninth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (d) of the Ninth Issuer Post-Enforcement Priority of Payments;

         (x) amounts due to the Tenth Issuer in respect of the Tenth Issuer's obligations specified in items (h), (i), (j) and (k) of the Tenth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Tenth Issuer Post-Enforcement Priority of Payments;

         (xi) amounts due to the Master Issuer in respect of the Master Issuer's obligations specified in item (i) of the Master Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (h), (i), (j), (k) and (l) of the Master Issuer Post-Enforcement Priority of Payments;

         (xii) any other amounts due to the First Issuer under the First Issuer Intercompany Loan Agreement;

         (xiii) any other amounts due to the Second Issuer under the Second Issuer Intercompany Loan Agreement;

         (xiv) any other amounts due to the Third Issuer under the Third Issuer Intercompany Loan Agreement;

         (xv) any other amounts due to the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement;

         (xvi) any other amounts due to the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement;

         (xvii) any other amounts due to the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement;

         (xviii) any other amounts due to the Seventh Issuer under the Seventh
                 Issuer Intercompany Loan Agreement;

         (xix) any other amounts due to the Eighth Issuer under the Eighth Issuer Intercompany Loan Agreement;

         (xx) any other amounts due to the Ninth Issuer under the Ninth Issuer Intercompany Loan Agreement;

         (xxi) any other amounts due to the Tenth Issuer under the Tenth Issuer Intercompany Loan Agreement;

         (xxii) any other amounts due to the Master Issuer under the Master Issuer Intercompany Loan Agreement; and

         (xxiii) after the occurrence of a Funding Swap Provider Default, amounts due to the Funding Swap Provider in respect of any termination payments due and payable by Funding under the Funding Swap Agreement;

(t) twentiethly, to credit the Second Reserve Ledger in an amount up to the Second Reserve Fund Required Amount;

(u) twenty-firstly, to credit the Funding Reserve Ledger in an amount up to the Funding Reserve Fund Required Amount;

(v) twenty-secondly, to pay pro rata and pari passu according to the respective amounts outstanding thereof, any amounts due to the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-Up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider, the Seventh Start-up Loan Provider, the Eighth Start-up Loan Provider and any other Start-up Loan Provider under the Start-up Loan Agreements;

(w) twenty-thirdly, an amount equal to 0.01 per cent. of the Funding available revenue receipts which shall be retained by Funding or distributed by it by way of dividends to its shareholders;

(x) twenty-fourthly, towards payment of any additional consideration due to the seller pursuant to the terms of the mortgage sale agreement (such additional consideration together with the Postponed Deferred Consideration, known as DEFERRED CONSIDERATION) other than any Postponed Deferred Consideration; and

(y)      twenty-fifthly, towards payment of the Postponed Deferred
         Consideration.

                                    PART 2

       RULES FOR APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS AND
                          FUNDING PRINCIPAL RECEIPTS

On each Intercompany Loan Determination Date, Funding or the Cash Manager in its place will determine the Funding Available Principal Receipts available to repay the Term Advances on the immediately succeeding Interest Payment Date.

1. GENERAL PRINCIPLES FOR APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS PRIOR TO THE OCCURRENCE OF A TRIGGER EVENT OR ENFORCEMENT OF THE FUNDING SECURITY

1.1 On each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply Funding Available Principal Receipts:

         (i) first, to replenish the First Reserve Fund to the extent that monies have been drawn from the First Reserve Fund on a previous Interest Payment Date and have not been repaid, where such drawing was made for the purpose of repaying principal amounts then due and payable on any of the First Reserve Fund Term Advances;

         (ii) second, to replenish the Funding Liquidity Reserve Fund up to the amount of the Funding Liquidity Reserve Fund Required Amount;

         (iii) third, (subject to sub-clause 1.2 below) to repay any Term AAA Advances which are Bullet Term Advances and/or Scheduled Amortisation Term Advances that are then due and payable;

         (iv) fourth, to pay into the Cash Accumulation Ledger an amount equal to:

         A - B

         where:

         A = the amount standing to the credit of the Cash Accumulation Ledger immediately prior to such Interest Payment Date, and

         B = the amounts applied to repay the Bullet Term Advances and Scheduled Amortisation Term Advances repaid under item (iii) above; and

         (v) fifth, (subject to the terms of this Deed and each Intercompany Loan Agreement) to repay the Term Advances (to the extent that amounts are then due and payable on the Term Advances taking into account their relevant Scheduled Repayment Dates and permitted repayment dates) in accordance with the terms and provisions of each Intercompany Loan Agreement and the relative Term Advance Rating of the Term Advances so that Funding Available Principal Receipts will be applied (pro rata and pari passu between Term Advances with the same Term Advance Rating) to meet the principal repayments due and payable (or due and payable subject to the availability of Funding Available Principal Receipts) first on the Term Advances with the highest Term Advance Rating, and thereafter on the Term Advances with the next highest Term Advance Rating, and so on, down to the Term Advances with the lowest Term Advance Rating with any remainder remaining in the Funding Principal Ledger.

1.2 If on any Interest Payment Date, prior to the occurrence of a Trigger Event or enforcement of the Funding Security, amounts are due and payable under more than one Term AAA Advance, Funding shall apply Funding Available Principal Receipts to repay such Term AAA Advances in order according to their respective Final Maturity Dates, so that the Term AAA Advance with the earliest Final Repayment Date is paid first, and so on.

         If any Term AAA Advances have the same Final Maturity Date, then Funding shall apply Funding Available Principal Receipts to repay those Term AAA Advances pro rata and pari passu according to the respective amounts due.

1.3 If on an Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security (the RELEVANT INTEREST PAYMENT DATE):

         (a) a Principal Loss has been recorded on the Principal Deficiency Ledger in respect of any of the Term BB Advances and/or the Term BBB Advances and/or the Term A Advances and/or the Term AA Advances under any Intercompany Loan Agreement and such Principal Loss has not been cured on the Relevant Interest Payment Date; or

         (b) monies standing to the credit of the First Reserve Fund have been used, on or prior to the Relevant Interest Payment Date, to cure a Principal Deficiency in respect of any of the Term BB Advances and/or the Term BBB Advances and/or the Term A Advances and/or the Term AA Advances under any Intercompany Loan Agreement, and the First Reserve Fund has not been replenished by a corresponding amount on the Relevant Interest Payment Date, then the Term BB Advances and (if there has been an amount debited to the A Principal Deficiency Sub Ledger as described in (a) above, or if the monies standing to the credit of the First Reserve Fund have been used to cure a Principal Deficiency in respect of any Term BBB Advance as described in (b) above) the Term BBB Advances and (if there has been an amount debited to the A Principal Deficiency Sub Ledger as described in (a) above, or if the monies standing to the credit of the First Reserve Fund have been used to cure a Principal Deficiency in respect of any Term A Advance as described in (b) above) the Term A Advances and (if there has been an amount debited to the AA Principal Deficiency Sub Ledger as described in (a) above, or if monies standing to the credit of the First Reserve Fund have been used to cure a Principal Deficiency in respect of any Term AA Advance as described in
         (b) above) the Term AA Advances,

         which are due and payable will not be entitled to principal repayments: (i) until the relevant circumstance as described above has been cured or otherwise ceases to exist; or (ii) during such times that there are any Term AAA Advances outstanding.

1.4 If on the Relevant Interest Payment Date the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, in respect of which the aggregate amount in arrear is more than three times the monthly payment then due, is more than 5 per cent. of the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, then the Term BB Advances, the Term BBB Advances, the Term A Advances and the Term AA Advances will not be entitled to principal repayments: (i) until that circumstance has been cured or otherwise ceases to exist;
         (ii) during such times that there are any Term AAA Advances outstanding.

1.5 The principles set out in this Clause 1 shall prevail except to the extent that they are subject to the exceptions set out in Clauses 2, 3 and 4 below (inclusive).

2. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS DURING A CASH ACCUMULATION PERIOD OR A SCHEDULED AMORTISATION PERIOD

         Subject to Clauses 1.1(a) and 1.1(b), and Clause 3 below, on and from the commencement of a Cash Accumulation Period or a Scheduled Amortisation Period (but prior to the occurrence of a Trigger Event or enforcement of the Funding Security), Funding Available Principal Receipts (except to the extent required to make payment in respect of any other Bullet Term Advance or any Series 1 Term AAA Cash Amount or any Scheduled Amortisation Term Advance with a Deemed AAA Rating in each case taken into account in determining the commencement of a Cash Accumulation Period) will, on each Distribution Date and, if payments under Clause 3 below are made, on each Interest Payment Date, be deposited in the Funding GIC Account and the amount of such deposits will be recorded on the Cash Accumulation Ledger until the relevant Bullet Amount due in respect of the relevant Bullet Term Advance, or the relevant Series 1 Term AAA Cash Amount has been saved by Funding or, as the case may be, until the relevant Scheduled Amortisation Amount has been saved by Funding.

         Accordingly, during a Cash Accumulation Period, no payments will be made in respect of any Payable Pass Through Term Advances or Payable Scheduled Amortisation Term Advances under an Intercompany Loan Agreement (unless that Scheduled Amortisation Term Advance has a Deemed AAA Rating (in which case sub-clauses 1.2 and 1.3 above will apply) and a Scheduled Repayment Date thereof falls during the Cash Accumulation Period), except as provided in Clause 3 below. For the avoidance of doubt, separate intercompany loans made under the Master Intercompany Loan Agreement will be treated as differing Intercompany Loans for the purposes of these rules.

3. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS TO PAY PASS THROUGH TERM ADVANCES

3.1 If amounts are due and payable in respect of any Pass Through Term Advances (the PAYABLE PASS THROUGH TERM ADVANCES), then, subject to sub-clauses 1.3 and 1.4 above, on each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply any amounts available to pay any Pass Through Term Advances to repay each outstanding Payable Pass Through Term Advance (whether or not a Cash Accumulation Period has commenced under a different Intercompany Loan) in the proportion which the Outstanding Principal Balance of the Intercompany Loan under which such Payable Pass Through Term Advance arises bears to the aggregate Outstanding Principal Balance of all Intercompany Loans. Any remaining amounts shall continue to be reapplied in accordance with such proportion until all Outstanding Payable Pass Through Term Advances have been repaid in full.

3.2 If however, any amounts remain after the application of the provisions in Clauses 1 and 2 and sub-clause 3.1 above, such amounts shall be paid into the Cash Accumulation Ledger of any Bullet Term Advances and/or, any Series 1 Term AAA Cash Amounts in respect of which a Cash Accumulation Period has commenced or if none, (or if the relevant Bullet Term Advance or the relevant Series 1 Term AAA Cash Amount has been fully accumulated for), then such remainder shall be credited to the Funding Principal Ledger.

4.       REPAYMENT TESTS

         If on an Interest Payment Date in respect of which principal in respect of any Term Advance is scheduled to be paid:

         (a) for any Term AA Advance, the amount of principal due (or any part thereof) in respect of any Term AA Advance may only be paid, if after giving effect to such payment and the payment to be made on such date in respect of the related Series and Class of Master Issuer Notes, the Class A Available Subordinated Amount is at least equal to the Class A Required Subordinated Amount;

         (b) for any Term A Advance, the amount of principal due (or any part thereof) in respect of any Term A Advance may only be paid, if after giving effect to such payment and the payment to be made on such date in respect of the related Series and Class of Master Issuer Notes, the Class A Available Subordinated Amount is at least equal to the Class A Required Subordinated Amount and the Class B Available Subordinated Amount is at least equal to the Class B Required Subordinated Amount;

         (c) for any Term BBB Advance, the amount of principal due (or any part thereof) in respect of any Term BBB Advance may only be paid, if after giving effect to such payment and the payment to be made on such date in respect of the related Series and Class of Master Issuer Notes, the Class A Available Subordinated Amount is at least equal to the Class A Required Subordinated Amount, the Class B Available Subordinated Amount is at least equal to the Class B Required Subordinated Amount and the Class M Available Subordinated Amount is at least equal to the Class M Required Subordinated Amount;

         (d) for any Term BB Advance, the amount of principal due (or any part thereof) in respect of any Term BB Advance may only be paid, if after giving effect to such payment and the payment to be made on such date in respect of the related Series and Class of Master Issuer Notes, the Class A Available Subordinated Amount is at least equal to the Class A Required Subordinated Amount, the Class B Available Subordinated Amount is at least equal to the Class B Required Subordinated Amount, the Class M Available Subordinated Amount is at least equal to the Class M Required Subordinated Amount and the Class C Available Subordinated Amount is at least equal to the Class C Required Subordinated Amount, save that, on any date, in calculating the Class A Available Subordinated Amount, the Class B Available Subordinated Amount, the Class M Available Subordinated Amount, and the Class C Available Subordinated Amount for such date for the purposes of this Clause 4:

         (i)     Stressed Excess Spread will be deemed to be zero; and

         (ii) references to the "aggregate amount of the First Reserve Fund" in the relevant definition of available subordinated amount in respect of the relevant Class of Master Issuer Notes shall instead be deemed to be an amount calculated as being the greater of either (i) the amount standing to the credit of the First Reserve Fund on the date that such calculation is made and (ii) if on any Interest Payment Date since the most recent Interest Payment Date (the Reference Date) on which the amount standing to the credit of the First Reserve Fund was at least equal to the First Reserve Fund Required Amount, the amount standing to the credit of the First Reserve Fund has been less than the amount standing to the credit of the First Reserve Fund has been less than the amount standing to the credit of the First Reserve Fund on any preceding Interest Payment Date from and including the Reference Date, the First Reserve Fund Required Amount on such date.

5. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS FOLLOWING THE OCCURRENCE OF A NON-ASSET TRIGGER EVENT

         On and from the Interest Payment Date following the occurrence of a Non-Asset Trigger Event but prior to enforcement of the Funding Security, Funding shall (subject to Clauses 1.1(a) and 1.1(b) above) repay the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Tenth Issuer and the Master Issuer on each Interest Payment Date from Funding Available Principal Receipts as follows:

         (a) firstly, the Term AAA Advances until all the Term AAA Advances under any Intercompany Loan are fully repaid but on the basis that the Term AAA Advances shall be paid in the order of their final maturity (the Term AAA Advance with the earliest final maturity being paid first) where applicable pro rata and pari passu (according to the respective amounts outstanding of each Term AAA Advance);

         (b) secondly, pro rata and pari passu (according to the respective amounts outstanding of each Term AA Advance) the Term AA Advances until all the Term AA Advances are fully repaid;

         (c) thirdly, pro rata and pari passu (according to the respective amounts outstanding of each Term A Advance) the Term A Advances until all the Term A Advances are fully repaid;

         (d) fourthly, pro rata and pari passu (according to the respective amounts outstanding of each Term BBB Advance) the Term BBB Advances until all the Term BBB Advances are fully repaid; and

         (e) fifthly, pro rata and pari passu (according to the respective amounts outstanding of each Term BB Advance) the Term BB Advances until all the Term BB Advances are fully repaid.

6. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS FOLLOWING THE OCCURRENCE OF AN ASSET TRIGGER EVENT

         Following the occurrence of an Asset Trigger Event but prior to enforcement of the Funding Security, Funding shall (subject to Clauses 1.1(a) and 1.1(b) above) repay the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Tenth Issuer and the Master Issuer on each Interest Payment Date from Funding Available Principal Receipts:

         (a) firstly, pro rata and pari passu (according to the respective amounts outstanding of each Term AAA Advance) the Term AAA Advances until all the Term AAA Advances are fully repaid;

         (b) secondly, pro rata and pari passu (according to the respective amounts outstanding of each Term AA Advance) the Term AA Advances until all the Term AA Advances are fully repaid;

         (c) thirdly, pro rata and pari passu (according to the respective amounts outstanding of each Term A Advance) the Term A Advances until all the Term A Advances are fully repaid;

         (d) fourthly, pro rata and pari passu (according to the respective amounts outstanding of each Term BBB Advance) the Term BBB Advances until all the Term BBB Advances are fully repaid; and

         (e) fifthly, pro rata and pari passu (according to the respective amounts outstanding of each Term BB Advance) the Term BB Advances until all the Term BB Advances are fully repaid.

7. EFFECT ON BULLET TERM ADVANCES AND SCHEDULED AMORTISATION TERM ADVANCES WHEN A TRIGGER EVENT OCCURS OR WHEN THE ISSUER SECURITY IS ENFORCED

7.1 If a Trigger Event occurs then (i) the Scheduled Repayment Dates of the Bullet Term Advances and the Scheduled Amortisation Term Advances made under each Intercompany Loan Agreement will cease to apply and each such Term Advance shall be repaid, subject to the terms of this
         Schedule 3, on each Interest Payment Date to the extent of Funding Available Principal Receipts therefor and (ii) all Bullet Term Advances and Scheduled Amortisation Term Advances made under the Intercompany Loan Agreements will be deemed to be Payable Pass Through Term Advances.

7.2 If the First Issuer Security is enforced under the First Issuer Deed of Charge and/or the Second Issuer Security is enforced under the Second Issuer Deed of Charge and/or the Third Issuer Security is enforced under the Third Issuer Deed of Charge and/or the Fourth Issuer Security is enforced under the Fourth Issuer Deed of Charge and/or the Fifth Issuer Security is enforced under the Fifth Issuer Deed of Charge and/or the Sixth Issuer Security is enforced under the Sixth Issuer Deed of Charge and/or the Seventh Issuer Security is enforced under the Seventh Issuer Deed of Charge and/or the Eighth Issuer Security is enforced under the Eighth Issuer Deed of Charge and/or the Ninth Issuer Security is enforced under the Ninth Issuer Deed of Charge and/or the Tenth Issuer Security is enforced under the Tenth Issuer Deed of Charge and/or the Master Issuer Security is enforced under the Master Issuer Deed of Charge, then (as applicable)
         (i) the Scheduled Repayment Dates of any outstanding Bullet Term Advances and any Scheduled Amortisation Term Advances made under, as the case may be, the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement and/or the Seventh Issuer Intercompany Loan Agreement and/or the Eighth Issuer Intercompany Loan Agreement and/or the Ninth Issuer Intercompany Loan Agreement and/or the Tenth Issuer Intercompany Loan Agreement and/or the Master Issuer Intercompany Loan Agreement will cease to apply and each such Term Advance shall be repaid, subject to the terms of this Schedule 3, on each Interest Payment Date to the extent of Funding Available Principal Receipts therefore and (ii) all Bullet Term Advances and any Scheduled Amortisation Term Advances made under, as the case may be, the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement and/or the Seventh Issuer Intercompany Loan Agreement and/or the Eighth Issuer Intercompany Loan Agreement and/or the Ninth Issuer Intercompany Loan Agreement and/or the Tenth Issuer Intercompany Loan Agreement and/or the Master Issuer Intercompany Loan Agreement will be deemed to be Payable Pass Through Term Advances.

8. REPAYMENT OF TERM ADVANCES WHEN FUNDING RECEIVES THE AMOUNT OUTSTANDING UNDER AN INTERCOMPANY LOAN

         If Funding receives a payment from the Seller in the circumstances set out in Clause 6 of the Mortgages Trust Deed or the proceeds of a New Intercompany Loan which are to be used to refinance another Intercompany Loan (such payment by the Seller or such proceeds being a Full Repayment Amount), then Funding will not apply the Full Repayment Amount as described in paragraphs 1 to 7 above. Instead, Funding will apply the Full Repayment Amount to repay the relevant Intercompany Loan.

                                    PART 3

                 FUNDING POST-ENFORCEMENT PRIORITY OF PAYMENTS

All the monies received or recovered by the Security Trustee (or a Receiver appointed on its behalf) following service of an Intercompany Loan Enforcement Notice shall be applied (save to the extent required otherwise by law) on each Interest Payment Date (except for amounts due to the Account Bank under items
(c) below, which will be paid when due) in the following order of priority (and to the extent that payments or provisions of a higher priority have been made in full):

(a) firstly, in or towards satisfaction, pro rata and pari passu according to the respective amounts thereof, of:

         (i) any remuneration then due and payable to the Security Trustee and any Receiver appointed by the Security Trustee and any other amounts due or to become due in the immediately succeeding Interest Period to the Security Trustee and the Receiver under the provisions of the Funding Deed of Charge together with interest and any amounts in respect of VAT thereon as provided therein;

         (ii) any amounts due to the First Issuer in respect of its obligations specified in items (a) to (c) of the First Issuer Post-Enforcement Priority of Payments;

         (iii) any amounts due to the Second Issuer in respect of its obligations specified in items (a) to (c) of the Second Issuer Post-Enforcement Priority of Payments;

         (iv) any amounts due to the Third Issuer in respect of its obligations specified in items (a) to (c) of the Third Issuer Post-Enforcement Priority of Payments;

         (v) any amounts due to the Fourth Issuer in respect of its obligations specified in items (a) to (c) of the Fourth Issuer Post-Enforcement Priority of Payments;

         (vi) any amounts due to the Fifth Issuer in respect of its obligations specified in items (a) to (c) of the Fifth Issuer Post-Enforcement Priority of Payments;

         (vii) any amounts due to the Sixth Issuer in respect of its obligations specified in items (a) to (c) of the Sixth Issuer Post-Enforcement Priority of Payments;

         (viii) any amounts due to the Seventh Issuer in respect of its obligations specified in items (a) and (b) of the Seventh Issuer Post-Enforcement Priority of Payments;

         (ix) any amounts due to the Eighth Issuer in respect of its obligations specified in items (a) and (b) of the Eighth Issuer Post-Enforcement Priority of Payments; and

         (x) any amounts due to the Ninth Issuer in respect of its obligations specified in items (a) and (b) of the Ninth Issuer Post-Enforcement Priority of Payments;

         (xi) any amounts due to the Tenth Issuer in respect of its obligations specified in items (a) and (b) of the Tenth Issuer Post-Enforcement Priority of Payments; and

         (xii) any amounts due to the Master Issuer in respect of its obligations specified in items (a) and (b) of the Master Issuer Post-Enforcement Priority of Payments;

(b) secondly, in or towards satisfaction of any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable in the immediately succeeding Interest Period to the Cash Manager under the provisions of the Cash Management Agreement, together with any amounts in respect of VAT thereon as provided therein;

(c) thirdly, in or towards satisfaction pro rata and pari passu of any amounts due to the Account Bank (including costs) pursuant to the terms of the Bank Account Agreement and the Corporate Services Provider pursuant to the Corporate Services Agreement;

(d) fourthly, in or towards satisfaction pro rata and pari passu of those amounts due and payable (if any) by Funding to (i) the Funding Swap Provider pursuant to the Funding Swap Agreement (except for any termination payments due and payable by Funding under the Funding Swap Agreement following a Funding Swap Provider Default);

(e) fifthly, to pay pro rata and pari passu (according to the respective amount of each Term AAA Advance outstanding), interest and principal due and payable on the Term AAA Advances outstanding under the Intercompany Loans;

(f) sixthly, to pay pro rata and pari passu (according to the respective amount of each Term AA Advance outstanding), interest and principal due and payable on the Term AA Advances outstanding under the Intercompany Loans;

(g) seventhly, to pay pro rata and pari passu (according to the respective amount of each Term A Advance outstanding), interest and principal due and payable on the Term A Advances outstanding under the Intercompany Loans;

(h) eighthly, to pay pro rata and pari passu (according to the respective amount of each Term BBB Advance outstanding), interest and principal due and payable on the Term BBB Advances outstanding under the Intercompany Loans;

(i) ninthly, to pay pro rata and pari passu (according to the respective amount of each Term BB Advance outstanding), interest and principal due and payable on the Term BB Advances outstanding under the Intercompany Loans;

(j) tenthly, to pay pro rata and pari passu according to the respective amounts outstanding thereof:

         (i) amounts due to the First Issuer in respect of the First Issuer's obligation (if any) to make a termination payment to any First Issuer Swap Provider (but excluding any termination payment due to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default);

         (ii) amounts due to the Second Issuer in respect of the Second Issuer's obligation (if any) to make a termination payment to any Second Issuer Swap Provider (but excluding any termination payment due to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default);

         (iii) amounts due to the Third Issuer in respect of the Third Issuer's obligation (if any) to make a termination payment to any Third Issuer Swap Provider (but excluding any termination payment due to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default);

         (iv) amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligation (if any) to make a termination payment to any Fourth Issuer Swap Provider (but excluding any termination payment due to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default);

         (v) amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligation (if any) to make a termination payment to any Fifth Issuer Swap Provider (but excluding any termination payment due to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Default);

         (vi) amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligation (if any) to make a termination payment to any Sixth Issuer Swap Provider (but excluding any termination payment due to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default);

         (vii) amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligation (if any) to make a termination payment to any Seventh Issuer Swap Provider (but excluding any termination payment due to a Seventh Issuer Swap Provider as a result of a Seventh Issuer Swap Provider Default or a Seventh Issuer Downgrade Termination Event);

         (viii) amounts due to the Eighth Issuer in respect of the Eighth Issuer's obligation (if any) to make a termination payment to any Eighth Issuer Swap Provider (but excluding any termination payment due to an Eighth Issuer Swap Provider as a result of an Eighth Issuer Swap Provider Default or an Eighth Issuer Downgrade Termination Event); and

         (ix) amounts due to the Ninth Issuer in respect of the Ninth Issuer's obligations (if any) to make a termination payment to any Ninth Issuer Swap provider (but excluding any termination payment due to a Ninth Issuer Swap Provider as a result of a Ninth Issuer Swap Provider Default or a Ninth Issuer Downgrade Termination Event);

         (x) amounts due to the Tenth Issuer in respect of the Tenth Issuer's obligations (if any) to make a termination payment to any Tenth Issuer Swap provider (but excluding any termination payment due to a Tenth Issuer Swap Provider as a result of a Tenth Issuer Swap Provider Default or a Tenth Issuer Downgrade Termination Event); and

         (xi) amounts due to the Master Issuer in respect of the Master Issuer's obligations (if any) to make a termination payment to any Master Issuer Swap provider (but excluding any termination payment due to a Master Issuer Swap Provider as a result of a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event);

(k) eleventhly, to pay pro rata and pari passu according to the respective amounts outstanding thereof:

         (i) any amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (g), (h), (i) and (j) of the First Issuer Post-Enforcement Priority of Payments;

         (ii) any amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items (g), (h), (i) and (j) of the Second Issuer Post-Enforcement Priority of Payments;

         (iii) any amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (g), (h), (i) and (j) of the Third Issuer Post-Enforcement Priority of Payments;

         (iv) any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items (h), (i), (j) and (k) of the Fourth Issuer Post-Enforcement Priority of Payments;

         (v) any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (g), (h), (i) and (j) of the Fifth Issuer Post-Enforcement Priority of Payments;

         (vi) any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (g), (h), (i) and (j) of the Sixth Issuer Post-Enforcement Priority of Payments;

         (vii) any amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligations specified in items (f), (g) and
                 (h) of the Seventh Issuer Post-Enforcement Priority of
                 Payments;

         (viii) any amounts due to the Eighth Issuer in respect of the Eighth Issuer's obligations specified in items (f), (g) and (h) of the Eighth Issuer Post-Enforcement Priority of Payments;

         (ix) any amounts due to the Ninth Issuer in respect of the Ninth Issuer's obligations specified in item (d) of the Ninth Issuer's Post-Enforcement Priority of Payments;

         (x) any amounts due to the Tenth Issuer in respect of the Tenth Issuer's obligations specified in items (g), (h), (i) and (j) of the Tenth Issuer Post-Enforcement Priority of Payments;

         (xi) any amounts due to the Master Issuer in respect of the Master Issuer's obligations specified in items (h), (i), (j), (k) and
                 (l) of the Master Issuer Post-Enforcement Priority of
                 Payments;

         (xii) any other amounts due to the First Issuer in respect of any other obligation of Funding under the First Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

         (xiii) any other amounts due to the Second Issuer in respect of any other obligation of Funding under the Second Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

         (xiv) any other amounts due to the Third Issuer in respect of any other obligation of Funding under the Third Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

         (xv) any other amounts due to the Fourth Issuer in respect of any other obligation of Funding under the Fourth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

         (xvi) any other amounts due to the Fifth Issuer in respect of any other obligation of Funding under the Fifth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

         (xvii) any other amounts due to the Sixth Issuer in respect of any other obligation of Funding under the Sixth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

         (xviii) any other amounts due to the Seventh Issuer in respect of any other obligation of Funding under the Seventh Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

         (xix) any other amounts due to the Eighth Issuer in respect of any other obligation of Funding under the Eighth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

         (xx) any other amounts due to the Ninth Issuer in respect of any other obligation of Funding under the Ninth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

         (xxi) any other amounts due to the Tenth Issuer in respect of any other obligation of Funding under the Tenth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

         (xxii) any other amounts due to the Master Issuer in respect of any other obligation of Funding under the Master Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments; and

         (xxiii) after the occurrence of a Funding Swap Provider Default, to the Funding Swap Provider in respect of any termination payment due and payable by Funding under the Funding Swap Agreement;

(l) twelfthly, to pay any amounts due to the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider the Seventh Start-up Loan Provider, the Eighth Start-up Loan Provider or any other Start-up Loan Provider under the Start-up Loan Agreements;

(m)      thirteenthly, to pay any Postponed Deferred Consideration; and

(n) fourteenthly, to pay any Deferred Consideration other than that referred to in item (m) above.